     As filed with the Securities and Exchange Commission on March 31, 2000
                                       Securities Act Registration No. _________
                               Investment Company Act Registration No.811-______

================================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)
[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]                      Pre-Effective Amendment No.
[ ]                      Post-Effective Amendment No.
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
[X]                      INVESTMENT COMPANY ACT OF 1940
[ ]                               Amendment No.
                        -------------------------------
                      PRUDENTIAL FLOATING RATE INCOME FUND
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)
      (Registrant's Telephone Number, Including Area Code) (973) 367-7530

                             Deborah A. Docs, Esq.
                              Gateway Center Three
                         Newark, New Jersey 07102-4077
(Name and Address of Agent for Service) (Number, Street, City, State, Zip Code)
   Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

     [ ]  when declared effective pursuant to section 8(c)

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed registration statement.

     [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________.

                                                Proposed             Proposed
Title of Securities Being       Amount           Maximum             Maximum
 Registered                     Being      Offering Price Per       Aggregate          Amount of
                             Registered          Unit (1)        Offering Price (1) Registration Fee
----------------------------------------------------------------------------------------------------
Shares of Beneficial           10,000              $10.00            $100,000             $26.40
 Interest of Class A
----------------------------------------------------------------------------------------------------
Shares of Beneficial           10,000              $10.00            $100,000             $26.40
 Interest of Class B
----------------------------------------------------------------------------------------------------
Shares of Beneficial           10,000              $10.00            $100,000             $26.40
 Interest of Class C
----------------------------------------------------------------------------------------------------
Shares of Beneficial           10,000              $10.00            $100,000             $26.40
 Interest of Class Z
----------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

     Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
     Section 8(a), may determine.

                            PRUDENTIAL FLOATING RATE
                                  INCOME FUND

                             CROSS-REFERENCE SHEET



PART A

Item
No. Caption                                              Location(s) in Prospectus

1.  Outside Front Cover ..........................       Outside Front Cover
2.  Cover Pages; Other ...........................       [Not Applicable]
    Offering Information
3.  Fee Table and Synopsis .......................       Fund Expenses
4.  Financial Highlights .........................       [Not Applicable]
5.  Plan of Distribution .........................       Prospectus Summary;
                                                         How the Fund is Managed
                                                         - Distributor; Fund
                                                         Distributions and Tax
                                                         Issues - Distributions

6. Selling Shareholders ..........................       [Not Applicable]
7. Use of Proceeds ...............................       Use of Proceeds
8. General Description ...........................       Prospectus Summary; How
   of the Registrant .............................       the Fund Invests -
                                                         Investment Objective and
                                                         Policies; Principal
                                                         Investment Risks; Other
                                                         Investment Policies and
                                                         Risks; Description of the
                                                         Fund

9. Management ....................................       Prospectus Summary; How
                                                         the Fund Is Managed
10.Capital Stock, Long-Term ......................       Description of the Fund
   Debt, and Other Securities
11. Defaults and Arrears on ......................       [Not Applicable]
    Senior Securities
12. Legal Proceedings ............................       [Not Applicable]
13. Table of Contents of the .....................       Table of Contents of the
    Statement of Additional Information                  Statement of Additional Information


PART B

Item                                  Location in Statement of
No.      Caption                       Additional Information

14. Cover Page .................................        Cover Page
15. Table of Contents ..........................        Table of Contents
16. General Information ........................        Not Applicable
    and History
17. Investment Objective .......................        Investment Restrictions;
    and Policies ...............................        Additional Information
                                                        About Investments and
                                                        Investment Techniques

18. Management .................................        Management of the Fund
19. Control Persons and ........................        Control Persons and
    Principal Holders of Securities ............        Principal Holders of
                                                        Securities

20. Investment Advisory ........................        Investment Advisory and
    and Other Services .........................        Other Services

21. Brokerage Allocations ......................        Brokerage Allocation
    and Other Practices ........................        and Other Practices

22. Tax Status .................................        Taxes, Dividends and
                                                        Distributions
23.Financial Status ............................        Not Applicable


PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      PRUDENTIAL FLOATING RATE INCOME FUND

     The Prudential Floating Rate Income Fund (the Fund) is a new non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. There is no assurance that the Fund will achieve its investment objective. The Fund invests primarily in floating and adjustable rate loans made to U.S. and foreign corporations and other borrowers that have a senior right to payment (Senior Loans) and that are secured by specific assets of the borrower. We believe that investing in Senior Loans should reduce fluctuations in net asset value (NAV) caused by changes in interest rates. You should, however, expect the Fund's NAV to fluctuate as a result of changes in borrower credit quality and other factors.

     Prudential Investment Management Services LLC (PIMS or the Distributor) will solicit subscriptions for Class B and Class C shares of the Fund during a subscription period commencing on or about August 23, 2000 and currently expected to end on or about September 29, 2000 (the Subscription Period). See "Initial Offering of Shares." The Fund anticipates that a continuous offering of its Class A, Class B, Class C and Class Z shares will begin on or about October 23, 2000.

     Investment in the Fund involves certain risks and special considerations, including the possible loss of some or all of the principal investment, [risks associated with the Fund's use of borrowing,] and risks associated with investment in high-yield securities that are unrated or rated below investment grade, which may include Senior Loans held by the Fund. The Fund may invest an unlimited percentage of its assets in such Senior Loans. The Fund will not engage in borrowing to enhance investment return, but may borrow if necessary to satisfy repurchases.

     No market presently exists for the Fund's shares and it is not currently anticipated that a secondary market will develop for the Fund's shares. As a result, you should consider the Fund's shares to be an illiquid investment. This means that you may not be able to readily sell your shares. In order to provide shareholders with an opportunity to sell their shares, the Fund will offer to repurchase at NAV a portion of its outstanding shares each quarter (Repurchase Offer). There is no guarantee that the Fund will be able to repurchase all shares that are tendered in a Repurchase Offer or that you will be able to sell your shares at any given time. If you hold your Class B and Class C shares for less than six years and 18 months, respectively, you will likely be charged an early withdrawal charge (EWC) at the time the Fund repurchases your shares.

                                ----------------

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                ----------------

     Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Shares involve investment risks, including the possible loss of your investment.

     The Fund offers Class A, Class B, Class C and Class Z shares, although only Class B and Class C shares will be offered during the Subscription Period. The Fund offers its shares through PIMS, as principal underwriter, and through selected broker-dealers and financial services firms, at a price per share equal to NAV. There is no underwriting discount on purchases of Fund shares. PIMS will pay from its own resources the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $5,000 for Class A, Class B and Class C shares. [Class Z?] [The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50.] [The minimum investment requirements do not apply to custodial accounts for minors.]

     The Fund's manager is Prudential Investments Fund Management LLC (PIFM or the Manager). The Fund's investment adviser is The Prudential Investment Company or the Investment Adviser. This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should keep it for future reference. Additional information about the Fund, including
a Statement of Additional Information dated [                ] [  ], 2000, has
been filed with the Securities and Exchange Commission. This information is available upon written or oral request without charge. The Fund's Statement of Additional Information is incorporated herein by reference. You may get a copy of it by calling 1-800-225-1852. A table of contents for the Statement of Additional Information is on page [ ]. The SEC maintains a web site at http:/ /www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information about SEC registrants.

               The date of this Prospectus is [    ] [  ], 2000.

                                                       Initial
                                                        Sales
                              Price to Public/(3)/    Charge/(4)/    Proceeds to Fund /(5)/
                              --------------------    -----------    ----------------------
Per Class A share/(1)/ ........         $10.00           None             $10.00
Per Class B share .............         $10.00           None             $10.00
Per Class C share .............         $10.00           None             $10.00
Per Class Z share/(2)/ ........         $10.00           None             $10.00
Total .........................         $[   ]           None             $[    ]

/(1)/ Class A shares will be available for sale only to a limited group of investors as described under "How to Buy Shares - Qualifying for Class A Shares," upon the automatic conversion of Class B shares, or by exchange of Class A shares of other Prudential mutual funds. Class A shares are not being offered during the Subscription Period.

/(2)/ Class Z shares are offered only to a limited group of investors as described under "How to Buy Shares - Qualifying for Class Z Shares." Class Z shares are not being offered during the Subscription Period.

/(3)/ Class B and Class C shares are offered on a best efforts basis at a price of $10.00 per share during the Subscription Period. Class A, Class B, Class C and Class Z shares will be offered at NAV thereafter. The proceeds of the initial offering will be received by the Fund and invested pursuant to the Fund's investment policies. No escrow arrangements have been established in connection with the Subscription Period. It is estimated that the proceeds of the initial offering will be invested by the Fund in portfolio securities in accordance with the Fund's investment objective and policies over a period of up to [three] months, subject to market conditions. The Fund will invest the proceeds of this offering initially in short-term money market instruments, other short term debt obligations and certain registered open-end investment companies that are advised by the Manager until it can invest the proceeds in a manner consistent with its investment objective and policies.

/(4)/ Class B and Class C shares are subject to an early withdrawal charge (EWC) and an annual asset-based distribution fee and an annual service fee. Class A shares are subject to an annual service fee. The Distributor will pay all sales commissions to selected dealers from its own assets at the time of sale.

/(5)/ This amount assumes the sale of all shares registered by the Fund in its registration statement, and excludes approximately $_______ of organizational and initial offering expenses payable by the Fund. These expenses will be charged as operating expenses of the Fund.

                             ---------------------

     None of the shares being offered are subject to an initial sales charge. Class B shares are subject to a declining EWC over a six year period. Class C shares are subject to an EWC over an 18 month period. Class B and Class C shares are subject to different distribution fees, and Class A, Class B and Class C shares are subject to different service fees. The Fund may in the future offer other classes of shares, which may be subject to a different sales charges, EWCs, or distribution and service fees. The Fund has registered [
] Class A, [      ] Class B, [           ] Class C and [      ] Class Z shares
for sale under the Registration Statement to which this Prospectus relates.

     Class B and Class C shares are being offered at $10.00 per share during the Subscription Period, scheduled to end on September 29, 2000. Class A, Class B, Class C and Class Z shares are being offered at NAV in a continuous offering scheduled to begin October 23, 2000. Orders received by PIMS after September 29, 2000 will be priced at the Fund's NAV per share on October 23, 2000. The Subscription Period is subject to adjustment by agreement between the Fund and PIMS.

     The Fund has applied for exemptive relief from the SEC with respect to the Fund's distribution fee arrangements, EWC and multi-class structure. As a condition of such relief, the Fund will be required to comply with certain regulations that would not otherwise be applicable to the Fund. There can be no assurance that the relief will be granted. If the relief is not granted, the effective date of the Fund's Registration Statement and the sale of the Fund's shares will be delayed.

                               Table of Contents


Fund Expenses............................................................  11
Use of Proceeds..........................................................  12
Prospectus Summary.......................................................  13

How the Fund Invests.....................................................  18
Investment Objective and Policies........................................  18
Principal Investment Risks...............................................  24
Other Investment Policies and Risks......................................  29

How the Fund Is Managed..................................................  36
Board of Trustees........................................................  36
Manager..................................................................  36
Investment Adviser.......................................................  37
Portfolio Manager........................................................  38
Distributor..............................................................  38
[Custodian and Transfer and Dividend Disbursing Agent]...................  40

Fund Distributions and Tax Issues........................................  40
Distributions............................................................  41
Tax Issues...............................................................  41
If You Tender or Exchange Your Shares....................................  42

Initial Offering of Shares...............................................  43

How to Buy, Tender and Exchange Shares of the Fund.......................  44
How to Buy Shares........................................................  44
How to Tender Shares.....................................................  48
How to Exchange Your Shares..............................................  54
[Telephone Tenders and Exchanges]........................................  55

Description of the Fund..................................................  56
Legal Matters............................................................  59
Registration Statement...................................................  59
Shareholder Reports......................................................  59
Financial Statements.....................................................  59
Table of Contents of the Statement of Additional Information.............  60

Description of Security Ratings.......................................... A-1

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's Manager, Investment Adviser or Distributor. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

                                                  Class A    Class B    Class C   Class Z
                                                  -------    -------    -------   -------
Shareholder Transaction Expenses /1/              Shares     Shares     Shares    Shares
                                                  --------  ---------  ---------  --------
Maximum Sales Load Imposed on Purchases (as ....    None      None       None       None
a percentage of offering price
Early Withdrawal Charge ........................    None      3.00%/2/   1.00%/3/   None
Annual Fund Operating Expenses (estimated as a
percentage of net assets attributable to shares)
Management Fees ................................    0.60%      0.60%      0.60%     0.60%
Distribution and Service (12b-1) Fees ..........    0.30%      0.65%      0.75%     None
[Interest Payments on Borrowed Funds ...........    0.00%      0.00%      0.00%     0.00%
Other Expenses/4, 5/ ...........................   [0.54%]    [0.54%]    [0.54%]   [0.54%]
Total Annual Operating Expenses/5/ .............   [1.44%]    [1.79%]    [1.89%]   [1.14%]

1 Your broker may charge you a separate or additional fee for purchases and repurchases of shares.
2 The Early Withdrawal Charge (EWC) decreases 0.5% annually to 0.5% in the sixth year and 0% in the seventh year. Class B shares automatically convert into Class A shares seven years after purchase.
3 The EWC for Class C shares is 1% for shares repurchased within 18 months of purchase.
4 Because the distribution fees may be considered an asset-based sales charge, long-term shareholders of Class B and C shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
5 Other Expenses are based on estimated amounts for the fiscal year ending September 30, 2000. Actual amounts may be different in the current and future fiscal years.
6 [For the first two months of the Fund's operation,] PIFM has agreed to voluntarily reduce the management fees to .40 of 1% of the average daily net assets of each class, and the distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. The Total Annual Operating Expenses shown in the table do not reflect any such voluntary fee waivers. These fee waivers may be extended, discontinued or changed by PIFM at any time and without notice.

Example

     This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other funds.

     The example assumes that you invest $1,000 in the Fund for the time periods indicated and that the Fund repurchases all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------
                           1 YR               3 YRS               5 YRS               10 YRS
Class A shares          $[      ]           $[      ]           $[      ]            $[      ]
Class B shares          $[      ]           $[      ]           $[      ]            $[      ]

Class C shares          $[      ]           $[      ]           $[      ]            $[      ]
Class Z shares          $[      ]           $[      ]           $[      ]            $[      ]

     You would pay the following expenses on the same investment if the Fund did not repurchase your shares:

----------------------------------------------------------------------------------------------
                           1 YR               3 YRS               5 YRS               10 YRS
Class A shares          $[      ]           $[      ]           $[      ]            $[      ]
Class B shares          $[      ]           $[      ]           $[      ]            $[      ]
Class C shares          $[      ]           $[      ]           $[      ]            $[      ]
Class Z shares          $[      ]           $[      ]           $[      ]            $[      ]

     In the first example, the expenses of Class B and Class C shares include the Early Withdrawal Charge; the Early Withdrawal Charge is not included in the expenses in the second example. Class B expenses for years 8 through 10 are based on estimated Class A expenses, since Class B shares automatically convert to Class A shares 7 years after purchase.

                                USE OF PROCEEDS

     The Investment Adviser anticipates that the Fund will invest net proceeds received in the Subscription Period, after payment of organizational expenses by the Fund, in accordance with the Fund's investment objective and policies within approximately [three] months after the end of the Subscription Period. It is estimated that the Fund will incur approximately $[_______] and $[_______] of organizational and initial offering expenses, respectively. The organizational expenses will be charged as operating expenses of the Fund. The initial offering expenses will be amortized over the one year period beginning on the date the Fund commences investment operations, and charged against the Fund's income. The time frame for investing in accordance with the Fund's investment objective and policies will depend on the availability of Senior Loans and other market conditions. Pending such investment, the Fund will invest the net proceeds received pursuant to the Subscription Period in money market securities, other short-term debt instruments and certain registered open-end investment companies advised by the Manager (Investment Funds). Investment Funds are money market funds or open-end bond funds with a portfolio maturity of three years or less. The investment in Investment Funds is pursuant to the terms of an exemptive order issued by the SEC. Investing heavily in securities other than Senior Loans may limit the Fund's ability to achieve its investment objective.

                               PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund. The Prudential Floating Rate Income Fund is a non-diversified, closed-end management investment company.

The Offering. PIMS will solicit subscriptions for Class B and Class C shares of the Fund during the Subscription Period, which will commence on or about August 23, 2000 and currently is expected to end on or about September 29, 2000.
Shares are offered at a price of $10.00 per share during the Subscription Period. See "Initial Offering of Shares." The Fund anticipates that a continuous offering of its Class A, Class B, Class C and Class Z shares will begin on or about October 23, 2000. Shares will be offered at NAV during the continuous offering. There is no initial sales charge or underwriting discount on purchases of shares. PIMS will pay the broker-dealers and financial services firms participating in the offering. The minimum initial investment is $5000 for Class A, Class B and Class C shares. The minimum subsequent investment for
Class A, Class B and Class C shares is [$100.]   [Class Z?]  The minimum
investment requirements do not apply to custodian accounts for minors.

Investment Objective and Policies. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Principal Investment Risks." Under normal market conditions, the Fund will invest at least 65% of its total assets in floating and adjustable rate loans that have a senior right of payment (Senior Loans) and that may be secured by common or preferred stock in the borrower, its subsidiaries or affiliates, guarantees or other credit support by affiliates of the borrower, or specific assets of the borrower. Senior Loans generally are made by large commercial banks, insurance companies and investment companies to corporations. The Fund may act as one of the group of original lenders originating a Senior Loan or may buy pieces of those loans. See "Prospectus Summary--Participations" below. Historically, only institutional investors could participate in this market because of the large dollar amounts required and the nature of these transactions. Now you can participate in this market by investing in shares of the Fund.

Senior Loans generally have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position gives holders of Senior Loans a priority claim, designed to protect lenders, on some or all of the borrower's assets in the event of default. The Fund will only acquire Senior Loans of borrowers that, in the Investment Adviser's opinion, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Investment Adviser. Because of their protective features, the Investment Adviser believes that Senior Loans of borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. See "Principal Investment Risks" below.

The interest rates on Senior Loans adjust periodically, and it is anticipated that the Fund's portfolio of Senior Loans will generally have a dollar-weighted average period until the next interest rate adjustment of 90 days or less, although any individual period may exceed 90 days. We believe that investing in Senior Loans should limit fluctuations in the Fund's NAV caused by changes in interest rates.

Principal Investment Risks
--------------------------

Senior Loans. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities to limit the Fund's investments. The Investment Adviser will rely primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Investment Adviser.

Illiquid Securities Risk. Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them at the time or price desired. Illiquid securities are also difficult to value. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although we believe that investing in Senior Loans should limit fluctuations in NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could disrupt the market for Senior Loans and result in fluctuations in the Fund's NAV. Many Senior Loans, however, are of a large principal amount and are held by a large number of owners. In recent years the number of institutional investors purchasing Senior Loans has increased. In the Investment Adviser's opinion, this should enhance the liquidity of many Senior Loans.

Borrower Credit Risk. Senior Loans, like most other debt obligations, are subject to the risk of the borrowers' inability to meet principal and interest payments (credit risk or default). Default (or the threat of default) in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's NAV. The risk of default will increase in adverse economic conditions, such as an economic downturn, recession or a substantial increase in interest rates.

The Fund may invest without limit in Senior Loans of financially or operationally troubled borrowers, including Senior Loans issued by borrowers in highly leveraged transactions and by borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Investment Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of secured (i.e., collateralized) Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. To the extent that the Fund assumes an active role in any bankruptcy or similar legal proceeding involving the borrower, the Fund may be subject to litigation costs, which will reduce return. Uncollateralized Senior Loans involve greater credit risks and, therefore, greater risks of loss.

Participations. The Fund may purchase participations in Senior Loans (Participations). Under a Participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In Participations, the Fund has a contractual relationship with the lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Non-Diversified Status. The Fund is a "non-diversified" investment company. This means that the Fund may invest a greater percentage of assets in the obligations of a single issuer than diversified fund, including Senior Loans of a single borrower and Participations purchased from a single lender, than a fund which is diversified. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of borrowers, lenders or other issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of such borrowers, lenders or issuers. The Fund will not invest more than 25% of its total assets in securities of borrowers all of which conduct their principal business activities in the same industry.

Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund, therefore, may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

Investment in Foreign Issuers. The Fund may invest up to 20% of its total assets in Senior Loans made to foreign borrowers. These Senior Loans must, however, be U.S. dollar-denominated and be obligated to pay principal and interest in U.S. dollars. Foreign securities involve certain risks which should be considered carefully by an investor in the Fund, including that non-U.S. issuers may be subject to different standards of accounting, reporting and regulatory requirements than U.S. issuers (which in some cases may be less rigorous than those in the U.S.), differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

Other Investment Policies and Risks
------------------------------------

Additional Investments. The Fund may invest up to 35% of its total assets in other securities, including warrants, equity securities and junior debt securities that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, high quality short-term debt securities, unsecured loans, hybrid and synthetic loans, collateralized loan obligations, high-yield and other debt securities, and certain registered open-end investment companies advised by the Manager. [Consider whether restructured investments should count towards 65% requirement.]

Derivative Strategies. The Fund may use various investment practices that involve derivatives, including engaging in interest rate and other hedging and risk management transactions. Derivatives - such as interest rate swaps, caps and floors - involve costs and can be volatile. With derivatives, the Investment Adviser tries to predict whether the underlying investment - an interest rate or some other benchmark - will go up or down at some future date. See "Other Investment Policies -- Derivative Strategies."

Fund Borrowings. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to shareholders. The Fund will not use borrowings for investment leverage purposes. See "Other Investment Policies and Risks -- Fund Borrowings."

No Trading Market for Shares. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the shares for trading on any national securities exchange and there is no secondary trading market for shares. An investment in the shares therefore is illiquid.

Repurchase Offers. The Fund has adopted a fundamental policy to make periodic offers to repurchase a percentage of the Fund's outstanding shares (Repurchase Offers). The Fund will repurchase 5% to 25% of the Fund's outstanding shares at their then current NAV. The Fund will impose an EWC payable to PIMS on Class B and Class C shares repurchased by the Fund within six years and 18 months, respectively, of initial purchase. There is no guarantee that the Fund will repurchase all of the shares that you tender for repurchase. See "How to Tender Shares--What if More Shares are Tendered for Repurchase than the Fund has Offered to Repurchase."

The Fund may borrow to finance repurchases of shares which entails additional risks. See "Other Investment Policies and Risks -- Fund Borrowings."

Additional Information
-----------------------

Manager. Prudential Investments Fund Management LLC (PIFM or the Manager) is the Fund's manager. Under a management agreement between the Fund and PIFM, PIFM manages the Fund's investment operations and administers its business affairs and is compensated for its services at an annual rate of .60 of 1% of the average daily net assets of the Fund.

Investment Adviser. The Prudential Investment Corporation, called Prudential Global Asset Management (PIC or the Investment Adviser), is the Fund's investment adviser. Under a subadvisory agreement between PIFM and PIC, PIFM has responsibility for all investment advisory services, supervises PIC and [reimburses PIC for its reasonable costs and expenses.]

Distributor. Prudential Investment Management Services LLC (PIMS or the Distributor) is the Fund's distributor. Under a distribution agreement between the Fund and PIMS and a distribution and service plan adopted by the Board of Trustees, PIMS pays the expenses of distributing the Fund's shares and provides certain shareholder support services. The Fund pays distribution and service (12b-1) fees to PIMS at an annual rate of .30 of 1%, .65 of 1% and .75 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively, as compensation for its services.

Dividends and Distributions. For your convenience, Fund dividends and distributions of capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check without deducting an EWC instead of purchasing more shares of the Fund. The Fund will declare daily, and typically pay monthly, dividends of any net investment income. The Fund will distribute any capital gains at least annually.

HOW THE FUND INVESTS

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. This objective is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Principal Investment Risks."

In normal market conditions, the Fund will invest at least 65% of its total assets in floating and adjustable rate loans that have a senior right of payment (Senior Loans) and that may be secured by common or preferred stock in the borrower, its subsidiaries or affiliates, guarantees or other credit support by affiliates of the borrower, or specific assets of the borrower. Because Senior Loans typically require minimum investments, often $5 million or more, the Fund provides individual investors with access to a market that normally is limited to institutional investors.

The Senior Loan Process

The Fund will invest in a Senior Loan only if, in the Investment Adviser's opinion, the borrower can meet its payment obligations. The Investment Adviser performs its own independent credit analysis of the borrower in addition to utilizing analyses prepared and supplied by the agent or other lenders. When evaluating a borrower, the Investment Adviser considers many factors, including the borrower's past and future projected financial performance. The Investment Adviser also considers a borrower's management team, collateral and industry. The Fund will acquire secured Senior Loans only if the Investment Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan or that the cash flow generating capabilities of the borrower will exceed its debt repayment obligations.

Senior Loans generally are negotiated between a borrower and several financial institutions represented by one or more lenders acting as agent for the other lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. As to secured Senior Loans, the agent usually is required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund will normally rely on the agent to collect principal of and interest on a Senior Loan. The agent is generally obligated to notify the Fund (or the lender from whom the Fund has purchased a Participation) if it becomes aware of any adverse change in the borrower's financial condition or other material breach by a borrower of a restrictive covenant in the loan agreement. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund. See "Principal Investment Risks--Senior Loans."

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by borrowers include four primary types: facility fees, commitment fees, modification fees and prepayment penalties. Facility fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Modification fees are paid to lenders in connection with a borrower's request to modify loan documents in connection with changes in the borrower's business. Lenders may receive prepayment penalties when a borrower prepays a Senior Loan. The Fund receives these fees directly from the borrower if the Fund is a lender originating the Senior Loan or, in the case of commitment fees and prepayment penalties, if the Fund acquires an assignment or novation of a portion of a Senior Loan from a third party (Assignment). Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the lender selling the Assignment. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees to which the Fund is entitled.

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if as a result of such purchase all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

Features of Senior Loans

Protective Provisions. Senior Loans generally have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position gives holders of Senior Loans a priority claim on some or all of the borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the borrower. These Senior Loans may frequently be secured by common or preferred stock in the borrower, its subsidiaries or affiliates, as well as guarantees or other credit support by affiliates of the borrower. In some cases, there may be additional collateral including accounts receivable, inventory, buildings, real estate, franchises and trademarks. The loan agreement may not necessarily require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. The Fund may invest up to 35% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans may involve a greater risk of loss.

Senior Loans also have additional contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments.

Interest Rates and Maturity. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (LIBOR), the prime rate offered by one or more major United States banks (the Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders. LIBOR, as provided for in loan agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Investment Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to is most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD rate, as provided for in loan agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. [The Fund does not anticipate that it will invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually.] The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. It is anticipated that the Fund's portfolio of Senior Loans will generally have a dollar-weighted average period until the next interest rate adjustment of 90 days or less, although the period may exceed 90 days. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average period until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. We expect the values of the Fund's Senior Loan investments to fluctuate less than the values of fixed-rate, longer-term fixed-income securities in response to the changes in interest rates. We believe that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's NAV caused by changes in interest rates and thus the Fund can normally be expected to have a more stable NAV than investment companies investing primarily in fixed-income securities (other than money market funds and some short-term bond funds). Changes in interest rates can, however, cause some fluctuation in the Fund's NAV.

The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. Because the interest rates on Senior Loans adjust periodically, we believe that the reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in the interest payable to the Fund. Prepayment fees received by the Fund may even enhance the Fund's income. See " Investment Objective and Policies--The Senior Loan Process," above.

In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the fund as a lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund, as lender would earn interest at a lower rate, but only on and after the reset date.

Borrowers. Senior Loans are loans made to various borrowers, including corporations, partnerships and other entities. Borrowers operate in a variety of industries and geographic regions. The Fund will not invest more than 25% of its total assets in the securities of borrowers all of which conduct their principal business activities in the same industry. Most Senior Loans are made to U.S. borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to non-U.S. borrowers. These Senior Loans must be U.S. dollar denominated and be obligated to pay principal and interest in U.S. dollars. Investing in Senior Loans of non-U.S. Borrowers involves special risks. See "Other Investment Policies and Risks - Investment in Non-U.S. Issuers."

The capital structure of a borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on a borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Fund may invest without limit in Senior Loans of financially or operationally troubled borrowers, including Senior Loans issued by borrowers in highly leveraged transactions and by borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Investment Adviser believes that Senior Loans of distressed borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some borrowers default on their Senior Loan payments. You should expect the Fund's NAV to fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's NAV. See "Principal Investment Risks--Borrower Credit Risk." The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of borrowers.

As described above under "The Senior Loan Process," the Fund will invest in a Senior Loan only if, in the Investment Adviser's opinion, the borrower can meet its payment obligations. The Investment Adviser continues to monitor a borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Investment Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan.

The Investment Adviser generally relies on its own credit analyses of borrowers and not on analyses prepared by ratings agencies or other independent parties. In selecting a Senior Loan for the Fund, the Investment Adviser does not require a minimum rating from a third party or other independent evaluation of a borrower or its securities. Although a Senior Loan often is not rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and a portion of the Fund's Senior Loans may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality in the judgment of the Investment Adviser.

Types of Senior Loans

The Fund may act as one of the group of lenders originating a Senior Loan (an Original Lender), may purchase Assignments of Senior Loans from third parties, and may invest in Participations in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than loan agreements. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

Original Lender. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. When the Fund is an Original Lender it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan or changing the maturity of a Senior Loan frequently require the unanimous vote or consent of all lenders affected. The Fund may act as the agent or principal negotiator or administrator of a Senior Loan, and in certain circumstances may be the only Lender.

Assignments. The purchaser of an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Participations. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the Participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the Participation. In the event of insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender.

The Fund has taken the following measures in an effort to minimize these risks. The Fund will acquire Participations only if the lender selling the Participation and any other persons positioned between the Fund and the lender
(1) at the time of investment have outstanding debt or deposit obligations rated investment grade by a rating agency or determined by the Investment Adviser to be of comparable quality and (2) have entered into a participation agreement which provides in substance for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

As the purchaser of a Participation, the Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a Participation it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

Investment in Foreign Issuers

The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar-denominated Senior Loans to borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these borrowers may have significant non-U.S. dollar revenues.

                           PRINCIPAL INVESTMENT RISKS

Senior Loans. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, and the Investment Adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Investment Adviser.

Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them at the time or price desired. Illiquid securities are also difficult to value. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. In the Investment Adviser's opinion, this should enhance Senior Loans' liquidity. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and its shareholders. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's NAV. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Investment Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Selling Lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Should an agent or a lender positioned between the Fund and a borrower become insolvent or enter FDIC receivership or bankruptcy by the Federal Deposit Insurance Corporation, where the Fund is an Original Lender or has purchased an Assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of the Senior Loans.

Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. There is a risk that the Fund may not be able to invest at least 65% of its total assets in Senior Loans. The limited availability may be due to a number of factors. There may be more willing purchasers of direct loans than there are willing purchasers of participation interests or assignments. Direct lenders may allocate only a small number of Senior Loans to new investors, including the Fund. Also, lenders or agents may have an incentive to market the less desirable Senior Loans to investors such as the Fund while retaining attractive loans for themselves. This would reduce the amount of attractive investments for the Fund. If market demand for Senior Loans increases, the interest paid by Senior Loans that the Fund holds may decrease. Also, the Fund may have difficulty finding Senior Loans to invest in that meet its credit criteria.

[Conflicts of Interest. From time to time, other clients of the Investment Adviser (or its affiliates) may acquire securities issued by the borrower of a Senior Loan held by the Fund. Such securities may rank senior, junior or equal to the Senior Loan in the borrower's capital structure. If the borrower were to default on the Senior Loan, in determining the appropriate course of action for the Fund, the Investment Adviser could be faced with conflicting duties to its clients, including the Fund. In such event, the Investment Adviser will implement procedures designed to ensure that the Investment Adviser will take all actions necessary to protect the interests of the Fund and its shareholders. [How to handle conflict?]]

Borrower Credit Risk. Senior Loans, like most other debt obligations, are subject to the risk of default. Default (or the threat of default) in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's NAV. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's NAV.

The Fund may invest without limit in Senior Loans of financially or operationally troubled borrowers, including Senior Loans issued by borrowers in highly leveraged transactions and by borrowers that have filed for bankruptcy protection. These borrowers will generally have outstanding debt obligations that are rated below investment grade (that is, "junk bonds"). More recently, rating agencies have begun rating Senior Loans, and, if rated, Senior Loans issued by these borrowers in the Fund's portfolio may themselves be rated below investment grade. The Fund intends to invest a substantial portion of its assets in Senior Loans of borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities in the judgment of the Investment Adviser. During an economic downturn or recession, this type of borrower may be more likely to default on a Senior Loan than a borrower whose securities have higher ratings. Moreover, many of the risks applicable to high-yield securities, which are described below under "Other Investment Policies and Risks - High-Yield Securities," apply as well to Senior Loans issued by borrowers whose debt obligations are below investment grade.

Senior Loans generally are not rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Investment Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Investment Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Investment Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the Investment Adviser' assessment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such Senior Loans the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

In the case of secured Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. To the extent that the Fund assumes an active role in any bankruptcy or similar legal proceeding involving the borrower, the Fund may be subject to litigation costs, which will reduce return. In addition, the Fund may be prevented from disposing of securities issued by the borrower due to the Fund's possession of material, non-public information concerning the debtor.
If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loan. To the extent that a Senior Loan is secured by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss.

Participations. The Fund may purchase Participations in Senior Loans. Under a Participation the Fund generally will have rights that are considerably more limited than the rights of direct Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation the Fund typically has a contractual relationship with the lender selling the Participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender's interest in the Senior Loan.

Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund, therefore, may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

Investment in Foreign Issuers. Investment in foreign issuers involves certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than comparable U.S. securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect an investment.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest a greater percentage of its assets in the obligations of any single issuer, including Senior Loans of a single borrower and Participations purchased from a single lender, than a fund which is diversified. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of borrowers or other issuers (or in loans of a limited number of lenders), the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of such borrowers, issuers or lenders.

No Trading Market for Shares. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the shares for trading on any national securities exchange and there is no secondary trading market for shares. An investment in the shares therefore is illiquid. The Fund has adopted a fundamental policy to make periodic offers to repurchase a percentage of the Fund's outstanding shares. There is no guarantee, however, that all shares tendered will be repurchased by the Fund. See "How to Tender Shares-What if More Shares are Tendered for Repurchase than the Fund has Offered to Repurchase."

Concentration.   The Fund cannot invest more than 25% of its total assets in the securities of issuers in a single industry. The Fund can, however, invest up to 100% of its total assets in the securities of issuers in the financial services industries group, which, under the Fund's current industry classification system, includes banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans and special purpose financial. The Fund regards the "issuer" of a Senior Loan as any borrower under a loan agreement, an agent bank for a loan, and any intermediate participant in a loan interposed between the borrower and the Fund. That is because the Fund may look to the creditworthiness of the agent bank and other intermediate participants in a Senior Loan, in addition to the borrower, since it may be necessary to assert through the agent bank or intermediate participant any rights that may exist under the loan against the borrower if the borrower defaults. Therefore, the Fund will be subject to the risks associated with financial institutions in those industries.

Companies in the financial services industries may be more susceptible to particular economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy of the Board of Governors of the Federal Reserve System, governmental regulations concerning those industries and affecting capital raising activities and fluctuations in the financial markets.

                      OTHER INVESTMENT POLICIES AND RISKS

The Fund may invest up to 35% of its total assets in other securities, including warrants, equity securities and junior debt securities that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, high quality short-term debt securities, unsecured loans, hybrid and synthetic loans, collateralized loan obligations, high-yield and other debt securities, and certain registered open-end investment companies advised by the Manager.

Securities Acquired in Connection with Senior Loans. The Fund may invest in warrants, equity securities and junior debt securities acquired in connection with the acquisition, restructuring or disposition of Senior Loans. The Fund also may exercise a warrant to acquire the underlying security. Although the Fund generally will acquire interests in warrants, equity securities and junior debt securities only when the Investment Adviser believes that the value being given by the Fund in exchange for such interests is substantially outweighed by their potential value, investment in warrants, equity and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants, equity securities and junior debt securities have a subordinate claim on a borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's NAV. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 65% of the Fund's total assets that normally will be invested in Senior Loans.

Investments in Other Investment Companies. The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Pursuant to, and subject to the conditions of, an exemptive order issued by the Commission, the Fund may invest cash collateral from securities lending transactions and uninvested cash, in an amount not to exceed 25% of its total assets, in shares of registered open-end investment companies advised by PIFM
(Investment Funds).   The Investment Funds are money market funds or open-end
short-term bond funds with a portfolio maturity of three years or less. Such investments may be made in lieu of direct investments in short-term liquid investments if the Investment Adviser believes that they are in the best interest of the Fund. Pursuant to the exemptive order, investments in Investment Funds will not subject the Fund to duplication of fees and expenses and will not result in conflicts of interest.

Short-Term Debt Securities. During normal market conditions, the Fund may invest in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Investment Adviser to be of similar quality; interests in short-term loans of borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Investment Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. The Fund may also invest in Investment Funds.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, without limit, in cash and short-term debt securities. The Fund may also invest in Investment Funds. Investing heavily in cash and such securities may limit the Fund's ability to achieve its investment objective.

Hybrid and Synthetic Loans. The Fund may also invest in hybrid and synthetic loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans, but which resemble bonds in some respects, and generally offer less covenants or other protections than traditional Senior Loans, while still being collateralized (Hybrid Loans). The Fund may invest in Hybrid Loans that are subordinated or unsecured debt of the borrower. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego, or the loan agreements for Hybrid Loans do not contain, certain loan covenants, there may be fewer protections in the event of default and therefore a higher risk of loss. In addition, because the Fund's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. The Fund will invest only in Hybrid Loans that meet credit standards established by the Investment Adviser with respect to Hybrid Loans and provide certain protections to the lender such as collateral maintenance (if secured) or call protection.

In addition, under certain circumstances, the Fund may wish to attempt to obtain the economic performance of an investment in a Senior Loan in circumstances where it is not possible or, in the Investment Adviser's judgment, desirable, to purchase an interest in the Senior Loan. These circumstances may include instances where the interest in the Senior Loan is illiquid or is unavailable for direct investment, or is available only on less attractive terms. In such circumstances, the Fund may wish to invest in synthetic alternative loans (Synthetic Loans) that are based upon or otherwise relate to the economic performance of the Senior Loan upon which the Synthetic Loan is based (the underlying loan). Synthetic Loans may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Loans typically do not involve beneficial ownership of the underlying loan, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Loans are generally unsecured and involve exposure to the creditworthiness and legal standing of the issuer of the Synthetic Loan, which may be a bank. In addition, Synthetic Loans are typically illiquid.

Collateralized Loan Obligations. The Fund may also invest in collateralized loan obligations or other structured products that in the judgment of the Investment Adviser are substantially similar to collateralized loan obligations
(CLOs). CLOs are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Investment Adviser does not select the borrowers of the underlying loans that comprise the CLO pool (a CLO borrower) or the collateral backing those loans. Like the underlying loans, CLOs are subject to credit risk. CLOs are also subject to prepayment risk, which is the risk that the underlying loans may be prepaid, generally during period of falling interest rates, which could adversely affect the yield to maturity and could require the Fund to reinvest in lower yielding securities. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, the Fund may be subject to the credit risk of the institution that creates the CLO. The Fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower, or right to object to amendments to the lending agreement with the CLO borrower.

Subordinated and Unsecured Loans. The Fund may also invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased risk, relative to senior secured loans, that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

High-Yield Securities. The Fund may also invest in high-yield securities (which do not include Senior Loans that may be rated below investment grade or comparable unrated Senior Loans). High-yield securities are securities that are rated lower than Baa by Moody's Investors Service (Moody's) or BBB by Standard and Poor's Ratings Service (S&P), or if not rated by Moody's or S&P, of equivalent quality. A description of security ratings is contained in Appendix
A. High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher-yielding preferred stock and mortgage-related securities, and securities convertible into those types of instruments.

While fixed-income securities generally are subject to the risk that the issuer may be unable to make principal and interest payments when they are due (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk), high-yield securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The

Investment Adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

During an economic downturn or recession, high-yield securities are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through relative diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Since investors generally perceive that there are greater risks associated with lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's NAV.

Certain of the high-yield securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses may also be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.

Fund Borrowing and Lending. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. [consider borrowing for investment purposes] See "How to Tender Shares." The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to shareholders. The Fund will not use borrowings for investment leverage purposes.

Current law prohibits the Fund from borrowing other than from banks. Accordingly, the Fund may not borrow from other Prudential mutual funds. The Fund (and other Prudential mutual funds) intends to apply to the Commission for an exemption from this prohibition on interfund borrowing and to allow the Fund to engage in interfund lending. There is no assurance that the Commission will grant such request. If the Commission does grant the request, the Fund would be allowed to borrow from, and lend to, other Prudential mutual funds participating in the interfund lending program. If the Fund is a borrowing fund in a transaction, there is a risk that the Fund's loan may be recalled on one day's notice and the Fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Prudential mutual fund. If the Fund is a lending fund in a transaction, the Fund can experience a delay in obtaining prompt repayment of a loan and such delay could cause the Fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. A lending fund would not necessarily receive collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan.

Derivative Strategies. The Fund may use various derivative strategies to try to improve its returns or protect its assets, although the Fund cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives
- such as interest rate swaps, caps and floors - involve costs and can be volatile. With derivatives, the Investment Adviser tries to predict whether the underlying investment - an interest rate or some other benchmark - will go up or down at some future date. The Fund may (but is not obligated to) use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The Investment Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that the Fund may use may not match the Fund's underlying holdings. For more information about these strategies, see below, "Interest Rate Swaps, Caps and Floors."

Interest Rate Swaps, Caps and Floors. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. For example, the Fund may seek to shorten the effective interest rate period of a Senior Loan in its portfolio which has an interest rate redetermination period of one year. The Fund could exchange the borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Investment Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if the investment technique was never used.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate from the party selling such interest rate cap.

The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate from the party selling such interest rate floor.

The Fund will not sell interest rate caps or floors that it does not own. [The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.]

In circumstances in which the Investment Adviser anticipates that interest rates will decline, the Fund might (but is not obligated to), for example, enter into an interest rate swap as a floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Investment Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Investment Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Investment Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Investment Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

[Insert disclosure concerning Senior Loan Index and related investments:
Prudential to provide background information.]

When-issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

[Lending Portfolio Securities. To raise cash for liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions under procedures approved by the Fund's Board of Trustees and administered by the Investment Adviser. These loans are limited to not more than [25%] of the value of the Fund's total assets. The Fund currently does not intend to lend securities, but if it does so, such loans will not likely exceed [5%] of the Fund's total assets.]

[There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the value of the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.]

[When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.]

HOW THE FUND IS MANAGED

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ  07102-4077

Under a management agreement with the Fund, PIFM is the manager of the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's Investment Adviser. PIFM is compensated for its services at an annual rate of .60% of the Fund's average net assets.

PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion. [PIFM is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America. As of the date of this Prospectus, [PIFM] was the sole shareholder of the Fund.]

[Pursuant to the management agreement with the Fund, PIFM, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, [manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets.] In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's organizational affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.]

INVESTMENT ADVISER

The Prudential Investment Corporation
Prudential Plaza
751 Broad Street
Newark, NJ 07102

The Prudential Investment Corporation, called Prudential Global Asset Management (Investment Adviser or PIC), is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Prudential Global Asset Management's Prudential Capital Group (PCG), with approximately $ ____ billion under management as of ______, 2000 and $[4-$6] billion of annual originations, is the largest investor in the private placement market. PCG's units include the Senior Bank Loan unit which is responsible for managing
Senior Loans.   The Senior Bank Loan unit, headed by B.  Ross Smead, is
primarily responsible for overseeing the day-to-day management of the Fund.
This unit uses a ________ approach [to be expanded]. [Other units of PCG and sector teams of the Fixed Income Group may contribute to securities selection when appropriate.]

PIFM has entered into a Subadvisory Agreement with PIC. The Subadvisory Agreement provides that the Investment Adviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Investment Adviser is obligated to keep certain books and records of the Fund. PIFM continues to have ultimate responsibility for all investment advisory services pursuant to the management agreement and supervises the Investment Adviser's performance of such services. [The Investment Adviser is reimbursed by

PIFM for the reasonable costs and expenses incurred by the Investment Adviser in furnishing those services.]

PORTFOLIO MANAGER

B. Ross Smead serves as portfolio manager of the Fund.   Mr. Smead is a Senior
Vice President of PCG and has been employed by PCG since 1985, managing portfolios of Senior Loans and private placement securities which have characteristics similar to those of Senior Loans.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS)
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PIMS is the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the continuous offering of the Fund's shares. Under a Distribution Agreement with the Fund, PIMS pays the expenses of distributing the Fund's shares and provides certain shareholder support services. The Fund pays distribution and/or service fees to PIMS as compensation for its services for each class of shares other than Class Z. PIMS is an indirect, wholly-owned subsidiary of Prudential.

In connection with the sale of shares, PIMS, the Manager or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to [3.0%] of the purchase price for Class B shares and up to [.75%] of the purchase price for Class C shares from their own resources based on a percentage of the NAV of shares sold or otherwise. [Class A and Class Z shares?] [Will brokers be compensated during the Subscription Period at a rate different from the rate during the Continuous Offering?] In addition to such commissions, PIMS may pay or allow additional commissions, or promotional incentives, in the form of cash compensation, to brokers that sell shares of the Fund. In some instances, such commissions, or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by PIMS.

PIMS or one of its affiliates may act as a broker or dealer in connection with the execution of portfolio transactions for the Fund.

Distribution and Service Plan

Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, respectively, and collectively the Plans) adopted by the Fund, PIMS incurs the expenses of distributing and servicing the Fund's Class A, Class B and Class C shares. PIMS also incurs the expenses of distributing and servicing Class Z shares. None of these expenses of distribution incurred by the Distributor are reimbursed by or paid for by the Fund. These expenses may include commissions, promotional incentives and account servicing fees paid to, or on account of, dealers or financial institutions which have entered into agreements with PIMS, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PIMS associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, the Fund is obligated to pay distribution and/or services fees to PIMS as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If PIMS' expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If PIMS' expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by PIMS to compensate on a continuing basis brokers or dealers in consideration for the distribution, marketing, administrative and other services and activities provided by them with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Under the Class A Plan, the Fund may pay PIMS an annual service fee of .30 of 1% of the average daily net assets of the Class A shares. This fee may be used to pay for personal service and the maintenance of shareholder accounts (service fee). [For the first two months of the Fund's operation,] PIFM has agreed to voluntarily reduce the distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. This fee waiver may be extended, discontinued or changed by PIFM at any time and without notice.

Under the Class B and Class C Plans, the Fund may pay PIMS an annual distribution and service fee of .65 of 1% and .75 of 1% of the average daily net assets of Class B and Class C shares, respectively. The Class B Plan provides for the payment to PIMS of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of .15 of 1% of the average daily net assets of Class B shares. The Class C Plan provides for the payment to PIMS of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. PIMS also receives EWCs in connection with repurchases of Class B or Class C shares during the EWC period.

The Fund records all payments made under the Plan as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Independent Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Independent Trustees or of a majority of the outstanding shares of the respective class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

In addition to distribution and service fees paid by the Fund under a Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons that distribute shares of the Fund or as a finder's fee in respect of Class A or Class Z shares. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

Expense Reimbursements and Fee Waivers

[For the first two months of the Fund's operation,] PIFM has agreed to voluntarily reduce the management fees to .40 of 1% of the average daily net assets of each class, and the distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. The Fund is not required to reimburse PIFM for such fee waivers. These fee waivers may be extended, discontinued or changed by PIFM at any time and without notice, and PIFM may from time to time waive all or a portion of its management fee and reimburse all or a portion of the operating expenses of the Fund. Fee waivers and expense reimbursements will increase the Fund's total return. See "Fund Expenses" above and "Performance Information" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

[Discussion re: Loan Pricing Corp.?]

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays dividends of ordinary income and distributes long-term capital gains, if any, to shareholders. These distributions are subject to federal income taxes [, unless you hold your shares in an Individual Retirement Account (IRA).] Distributions from, and gain from the tender of shares of, the Fund may also be subject to state income tax in the state in which you reside. The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

Distributions

The Fund declares daily, and typically pays monthly, dividends of any net investment income, plus short-term capital gains. For example, if the Fund invests in a senior loan and the debtor pays interest on the loan, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

The Fund also distributes long-term capital gains to shareholders--typically once a year. Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.

For your convenience, Fund dividends and distributions of capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check without deducting an EWC instead of purchasing more shares of the Fund. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing at least five business days before the date we determine who receives dividends. Otherwise, if your account is with a broker, you will receive a credit to your account. [Either way, the distributions may be subject to taxes, unless your shares are held in an IRA]. Dividends and distributions from the Fund may also be subject to state and local income tax in the state where you live.

Tax Issues

Form 1099

During the tax season every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. [If you own shares of the Fund as part of an IRA, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your IRA]. Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding
tax of 30%.   This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

[If You Purchase Just Before Record Date]

[If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.]

[IRA Accounts

IRA accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these accounts may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts--available to certain taxpayers beginning in 1998--contributions are not tax deductible, but distributions from the plan may be tax free].

Regulated Investment Company Status

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund generally must meet certain income, distribution and diversification requirements. In any fiscal year in which the Fund so qualifies and distributes to shareholders substantially all of its net investment income and net capital gains, the Fund itself is generally relieved of any federal income or excise tax.

If You Tender or Exchange Your Shares

If you tender your shares of the Fund (i.e., sell your shares back to the Fund pursuant to a repurchase offer) for a profit, you have realized a capital gain, which is subject to tax [, unless you hold shares in an IRA]. If you tender shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

You may also exchange your Fund shares for shares of another Prudential mutual fund, but only if those shares are accepted for repurchase during a repurchase offer. See "How to Tender Shares." Exchanging your shares of the Fund for shares of a Prudential mutual fund is also considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from tendering or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the tender or exchange will be reported on Form 1099-B. Therefore [, unless you hold your shares in an IRA], you or your financial adviser should keep track of the dates on which you buy and tender--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

INITIAL OFFERING OF SHARES

PIMS will solicit subscriptions for Class B and Class C shares of the Fund on a "best efforts" basis during the Subscription Period commencing on or about August 23, 2000, and currently expected to end on or about September 29, 2000. Class B and Class C shares of the Fund subscribed for during the Subscription Period will be issued at an NAV of $10.00 per share on a closing date (which is expected to occur on October 4, 2000). Your broker will notify you of the closing date and payment will be due within three days thereafter. If any orders received during the Subscription Period are accompanied by payment, such payment will be returned unless instructions have been received authorizing investment in a money market fund. All such funds received and invested in a money market fund, including any dividends received on these funds, will be automatically invested in the Fund on the closing date without any further action by the investor. Shareholders who purchase their shares during the Subscription Period will not receive share certificates. The minimum initial
investment during the Subscription Period is $[                   ].  There are
no minimum investments for custodial accounts for the benefit of minors.

Subscribers for shares will not have any of the rights of a shareholder of the Fund until the shares subscribed for have been paid and their issuance has been reflected in the books of the Fund. PIMS and the Fund reserve the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part. The Fund anticipates that a continuous offering of its shares will begin on or about October 23, 2000.


HOW TO BUY, TENDER AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Step 1:  Open an Account

If you don't have an account with us or a securities firm that is permitted to buy shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
PO Box 15020
New Brunswick, NJ 08906-5020

To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares during the Subscription Period or thereafter.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class A and Class Z shares are available only to a
limited group of investors.   Different share classes let you choose a cost
structure that meets your needs. With Class B shares, you only pay an early withdrawal charge or EWC if you tender your shares for repurchase within six years. With Class C shares, you pay a 1% EWC if you tender within 18 months of purchase.

When choosing a share class, you should consider the following:

 .    The amount of your investment
 .    The length of time you expect to hold the shares and the impact of the varying distribution fees
 .    The different sales charges that apply to each share class--Class B's EWC
     vs. Class C's EWC
 .    Whether you qualify for any reduction or waiver of EWCs
 .    The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
 .    Whether you qualify to purchase Class A or Class Z shares.

     See "Repurchase of Shares" for a description of the impact of EWCs.

Share Class Comparison

Use this chart to help you compare the Fund's different share classes.

------------------------------------------------------------------------------------------------
                                        Class A         Class B         Class C        Class Z
------------------------------------------------------------------------------------------------
Minimum purchase amount/1/              $5,000          $5,000          $5,000          [   ]
------------------------------------------------------------------------------------------------
Minimum amount for subsequent           [    ]          [$100]          [$100]          [   ]
 purchase1
------------------------------------------------------------------------------------------------
Maximum initial sales charge            None            None            None            None
------------------------------------------------------------------------------------------------
Early Withdrawal Charge (EWC)/2/        None            If sold         1% of sales     None
                                                        during:         made within
                                                                        18 months of
                                                        Year 1  3.0%    purchase
                                                        Year 2  2.5%
                                                        Year 3  2.0%
                                                        Year 4  1.5%
                                                        Year 5  1.0%
                                                        Year 6  0.5%
                                                        Year 7  0%
------------------------------------------------------------------------------------------------
Annual distribution and/or service      .30%            .65%            .75%            None
 (12b-1) fees (shown as a percentage
 of average net assets)/3/
------------------------------------------------------------------------------------------------

1 The minimum investment requirements do not apply to custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services-Automatic Investment Plan.
2 For more information about the EWC and how it is calculated, see "Repurchase of Shares-Early Withdrawal Charges (EWC)."
3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .30 of 1%; .15 of 1% and .25 of 1%, respectively. The distribution fee is limited to .50 of 1% per annum of the average daily net assets of Class B and Class C shares.

Qualifying for Class A Shares

Class A shares are available for purchase only by officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of Prudential mutual funds, and registered representatives and employees of brokers that have entered into a selected dealer agreement with PIMS. Class A shares also may be purchased upon an exchange of Class A shares from another Prudential mutual fund. Class A shares will also be issued upon conversion of Class B shares of the Fund. [TO BE CONFIRMED]

Qualifying for Class Z Shares

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

     . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
     . Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)
     .    Prudential, with an investment of $10 million or more.

Class B Shares Convert to Class A Shares After Approximately Seven Years.

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the service fees for Class A shares are lower than the service and distribution fees for Class B shares, converting to Class A shares lowers your Fund expenses.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversion quarterly, not on the anniversary date of your purchase. For more information, see the [SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."]

Step 3:  Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of the Fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Shares of the Fund subscribed for during the Subscription Period will be issued at an NAV of $10.00 per share on the closing date.

[Sidebar:] [The NAV of fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME Corp. bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.]

We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on the days the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, tender, or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Fund?

During the continuous offering you will pay the NAV next determined after we received your order to purchase (remember, there are no up-front sales charges for shares, but there is an EWC for Class B and Class C shares). Your broker may charge you a separate or additional fee for purchases of shares.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 15015
New Brunswick, NJ  08906-5015

[Automatic Investment Plan. You can make regular purchases of the Fund for as little as $[50] by having the money automatically withdrawn from your bank or brokerage account at specified intervals.]

Reports to Shareholders. Every year , we will send you an annual report [(along with an updated prospectus)] and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report [and one annual prospectus] per household, unless you instruct us or your broker otherwise.

HOW TO TENDER SHARES

To provide shareholders with the ability to dispose of their shares, the Fund, pursuant to a fundamental policy described more fully below, will make periodic offers to repurchase a percentage of its outstanding shares (Repurchase Offers). The first Repurchase Offer is scheduled to take place in January, 2001, and thereafter on a quarterly basis. You will not be able to redeem your shares on a daily basis like a mutual fund, or open-end investment company, because the Fund is a closed-end investment company. Furthermore, unlike most closed-end investment companies, the Distributor will not engage in any effort to develop a secondary market to buy and sell shares of the Fund.

When can I tender my shares?

If you wish to tender all or a portion of your shares pursuant to a Repurchase Offer, you must submit a repurchase request (Repurchase Request) to the [Transfer Agent, the Distributor or your broker] before the date of the quarterly Repurchase Offer deadline (Repurchase Request Deadline). The Fund will mail you a repurchase notice in advance of each Repurchase Request Deadline setting forth the Repurchase Request Deadline, the number of shares the Fund will repurchase, instructions on sending us your Repurchase Request and other details concerning the Repurchase Offer. We will send shareholders of record the repurchase notice at least 21 days before the Repurchase Request Deadline. We anticipate that each Repurchase Request Deadline will be [4:00] p.m., New York time, on the [last] business day in the months of January, April, July and October. If your broker holds your shares, he must receive your order to tender your shares by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Repurchase Services
P.O. Box 15010
New Brunswick, NJ 08906-5010

The Repurchase Request Deadline will be strictly observed without exception. Shareholders and brokers failing to submit their Repurchase Requests in proper order in accordance with the terms of the repurchase notice by the Repurchase Request Deadline will be unable to liquidate shares until a subsequent Repurchase Request Deadline. You will be subject to the risk of fluctuations in the NAV of the shares during this period. You may withdraw your Repurchase Request provided we receive notice of your withdrawal in proper order prior to the Repurchase Request Deadline.

[If applicable, insert procedures for tendering shares held in certificate form.]

If you are tendering more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your Repurchase Request guaranteed by a financial institution. For more information, see the SAI, "Purchase, Tender and Pricing of Fund Shares-Tender of Shares-Signature Guarantee."

How many shares will the Fund repurchase each quarter?

Each quarter, the Fund's Board of Trustees will determine the percentage of shares to be repurchased. The percentage will vary from 5% to 25% of the outstanding shares on the Repurchase Request Deadline. Under normal market conditions, the Trustees expect to authorize a 25% offer.

What if more shares are tendered for repurchase than the Fund has offered to repurchase?

Even if we receive your Repurchase Request in proper order by the Repurchase Request Deadline, if more shares are tendered for repurchase than the Fund has offered to repurchase, shares will be repurchased on a "pro-rata" basis. This means that you may be unable to liquidate all of the shares you tendered for repurchase until a subsequent Repurchase Request Deadline. Some shareholders may tender more shares than they wish to have repurchased in order to increase their chance that a larger portion of their shares will be repurchased. For purposes of Repurchase Offers, all of the Fund's classes of shares are considered to be a single class, so that Repurchase Offers are not pro rated among the classes of shares. The Fund may also repurchase shares on a discretionary basis, not pursuant to its fundamental policy, but generally not more than once every two years. You will not know whether all or a portion of the shares you tendered have been repurchased until we send you payment.

What price will the Fund pay for repurchasing my shares?

The repurchase price will be the NAV per share determined not more than 14 days following the Repurchase Request Deadline (Pricing Date), less any applicable EWC. See "Early Withdrawal Charges" below. The repurchase notice will state the Pricing Date. Remember, if more shares are tendered for repurchase than the Fund has offered to repurchase, you may receive less than you expected because the Fund did not repurchase all of the shares you tendered. Even if the Fund repurchases all of the shares you tendered, you may receive more or less than you expected because the NAV per share may fluctuate after you submit your Repurchase Request. You can obtain the NAV, [which we determine daily,] by calling us at 1-800-225-1852. If you hold shares through a broker, your broker may charge you a separate or additional fee for tendering your shares.

The Fund presently does not intend to deduct any repurchase fees from the repurchase proceeds (other than any applicable EWC). In the future, however, the Board of Trustees may adopt without shareholder vote a repurchase fee payable to the Fund to compensate the Fund for its reasonable expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will not exceed two percent of the proceeds of the repurchase, unless permitted by applicable law, and will be charged to all repurchased shares on a pro rata basis.

When will the Fund pay for the repurchased shares?

The Fund will send you a check within seven days after the Pricing Date. If you hold shares through a broker, payment will be credited to your account. If you are tendering shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check.

Repurchase Policy

The Board has adopted a resolution setting forth the Fund's fundamental policy to conduct Repurchase Offers. The repurchase policy may be changed only by approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The repurchase policy states that the Fund will make Repurchase Offers at periodic intervals of three months between Repurchase Request Deadlines, such Repurchase Request Deadlines to be on a business day [(typically the last business day)] and time in the months of January, April, July and October to be determined by the Board. The repurchase policy also provides that the Pricing Date will be no later than 14 calendar days after each Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day).

Liquidity Requirements

The Fund must maintain liquid assets equal to the aggregate Repurchase Offer amount from the time that the repurchase notice is sent to shareholders until the date of repurchase. In connection with this requirement, the Fund will maintain a percentage of its net assets equal to at least 100 percent of the repurchase amount in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the assets within the time period between the Repurchase Request Deadline and the repurchase date; or (b) that mature by the repurchase date.

If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell securities to fund Repurchase Offers may affect the market for those securities. In turn, this could diminish the Fund's NAV.

Suspensions or Postponements of Repurchase Offers

The Fund may suspend or postpone Repurchase Offers, but only if it meets certain regulatory requirements. A postponement or suspension may occur only if approved by a vote of a majority of the Board of Trustees, including a majority of the Fund's Trustees who are not interested persons of the Fund. The Fund will send you a notice if there is a suspension or postponement of a Repurchase Offer and if an Offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

     . During unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings

     . If the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Code (which would cause the Fund to be taxed at the Fund level, in addition to any taxation to which shareholders are subject)
     . If the Repurchase Offer would result in a violation of asset coverage requirements
     . If the Fund lists its shares on a national securities exchange, such as the New York Stock Exchange, or provides for share quotations on an inter-dealer quotation system, such as NASDAQ, during any period in which a market on which the Fund's shares are principally traded is closed, during any period in which trading on the market is restricted, or the repurchase would cause the shares to lose their trading status
     . For any periods that the SEC permits by order for the protection of shareholders

Potential Adverse Effects of Repurchases

Although the Board of Trustees believes that repurchases will increase the liquidity of shares, repurchases will also reduce the Fund's total assets and, therefore, may increase the Fund's expense ratio. If the Fund has difficulty in selling portfolio securities to pay Repurchase Requests, the Fund may have to borrow to finance repurchases. If the Fund borrows money to pay Repurchase Requests, interest on the borrowing will reduce the Fund's net investment income. The Fund intends to offer shares continuously after the Subscription Period, which may alleviate the potential adverse effects of repurchases, although there is no assurance that the Fund will be able to invest in securities that meet the Fund's investment objective.

Repurchase offers provide shareholders with the opportunity to dispose of shares at NAV. The Fund does not anticipate that a secondary market for the shares will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to NAV. The existence of periodic Repurchase Offers at NAV may not alleviate such a discount.

Early Withdrawal Charges (EWC)

If you tender your Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay an EWC. To keep the EWC as low as possible, the Fund will repurchase your shares in the following order:

     . Amounts representing shares you purchased with reinvested dividends and distributions
     . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares

     . Amounts representing the cost of shares held beyond the EWC period (six years for Class B shares and 18 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the EWC, repurchasing them first helps you to avoid--or at least minimize-- the EWC.

Having repurchased the exempt shares first, if there are any remaining shares that are subject to the EWC, we will apply the EWC to shares held for the longest period of time within the applicable EWC period.

As we noted before in the "Share Class Comparison" chart, the EWC for Class B shares is 3.0% in the first year, 2.5% in the second, 2.0% in the third, 1.5% in the fourth, 1.0% in the fifth year, and 0.5% in the sixth year. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The EWC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the EWC is calculated based on the lesser of the original purchase price or the repurchase proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable EWC will be calculated from the first day of the month after the initial purchase, [excluding any time shares were held in a money market fund.]

Waiver of the EWC--Class B shares

The EWC will be waived if the Class B shares are repurchased:

     . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     . [To provide for certain distributions--made without IRS penalty--from an IRA.]

For more information on the above and the other waivers, see the SAI, "Purchase, Repurchase and Pricing of Fund Shares--Early Withdrawal Charges--Waiver of Early Withdrawal Charges."

Repurchases in Kind

In lieu of repurchasing your shares for cash, we reserve the right to give you securities from the Fund's portfolio. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may repurchase the rest of your shares (without charging any EWC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. [This involuntary sale does not apply to shareholders who own their shares as part of an IRA.]

90-day Reinvestment Privilege

After your shares are repurchased, you have a 90-day period during which you may reinvest any of the repurchase proceeds in shares of the Fund. If you paid an EWC when you tendered your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the EWC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Repurchase and Pricing of Fund Shares--Repurchase of Shares."


HOW TO EXCHANGE YOUR SHARES

Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the repurchase of shares of the Fund in shares of the same class of certain Prudential mutual funds (an exchange) --including certain money market funds--if you satisfy the minimum investment requirements for the exchange. For example, you can exchange Class B shares of the Fund for Class B shares of a Prudential mutual fund, but you can't exchange Class B shares for Class C shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. If you redeem the Prudential mutual fund shares you received in the exchange, you may still have to pay a contingent deferred sales charge (CDSC), which will be calculated from the first day of the month after initial purchase of shares of the Fund, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 15010
New Brunswick, NJ 08906-5010

There are no EWCs for such exchanges; however, if you exchange and then sell your Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay a CDSC [equivalent] to the EWC with respect to your shares of the Fund. [Will the CDSC be greater than the EWC because the Prudential mutual fund CDSC will be greater than the EWC for the same period?] If you hold shares through a broker, your broker may charge you a separate or additional fee for exchanging your shares. If you have exchanged your Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability. [What happens to CDSC if shares of other funds are exchanged for Fund shares?]

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Tender or Exchange Your Shares," exchanging shares is considered
a sale for tax purposes.   Therefore, if the shares you exchange are worth more
than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares see the SAI, "Shareholder Investment Account--Exchange Privilege."

If you own Class B or Class C shares [which have a value of $1 million or more], we will automatically exchange your Class B or Class C shares of the Fund that are not subject to an EWC for Class A shares. We make such exchanges on a quarterly basis, if you [notify the Transfer Agent that you] qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

[TELEPHONE TENDERS AND EXCHANGES

You may tender or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to tender or exchange your shares by telephone, you must complete an authorization form for telephone transactions. If you have elected telephone tender and exchange privileges and you call the Fund before 4:15 p.m., New York time, on or before the Repurchase Request Deadline, you will receive a tender amount based on the Pricing Date's NAV.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before repurchasing or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in tendering or exchanging your shares by telephone. If this occurs, you should consider tendering or exchanging your shares by mail.

The telephone tender and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.]

DESCRIPTION OF THE FUND

The Fund is registered under the Investment Company Act as a non-diversified, closed-end management investment company. Organized as an unincorporated business trust in 2000 under the laws of Delaware, the Fund is a trust fund of the type commonly known as a "business trust." The Fund's principal office is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4007 and its telephone number is (800) 225-1852.

The shareholders of the Fund are each entitled to a full vote for each full share of beneficial interest (par value $[.001] per share) held (and fractional votes for fractional shares). All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. Shares of the Fund are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of the Fund have to approve any changes in certain fundamental policies, including the repurchase policy.

It is our intention not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees.

Status of Shares

The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of additional series or classes by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations ss to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The following fable sets forth information about the Fund's Class A, Class B, Class C and Class Z shares, as of the date of this Prospectus.

                                                           (3)                       (4)
                                                      Amount Held By          Amount Outstanding
       (1)                         (2)             Registrant or for its      Exclusive of Amount
Title of Class              Amount Authorized             Account               Shown Under (3)
--------------              -----------------             -------               ---------------
Class A Shares                  Unlimited                   None              [          ] Shares*

Class B Shares                  Unlimited                   None              [          ] Shares*

Class C Shares                  Unlimited                   None              [          ] Shares*

Class Z Shares                  Unlimited                   None              [          ] Shares*

-----------------------

* Held by [PIFM]


Fundamental Policies of the Fund

The Fund's investment objective is not a fundamental policy, which means that it may be changed by the Fund's Board of Trustees without the approval of the Fund's shareholders. The Fund will notify its shareholders in the event of any change in its investment objective.

The Fund is subject to certain investment and other restrictions, such as the repurchase policy, which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. Investment policies that are not fundamental may be modified by the Board of Trustees.


Anti-Takeover Provisions in the Declaration of Trust

The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. These provisions may also make it more difficult to convert the Fund to an open-end investment company. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving holders of shares of an opportunity to sell their shares at a premium over prevailing market prices. The Board has considered these provisions and has concluded that they are in the best interests of the Fund and its shareholders because they will likely require persons seeking control of the Fund to negotiate with its management regarding the price to be paid.

The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding shares of beneficial interest of the Fund then entitled to vote to approve, adopt or authorize certain transactions with 5% or greater holders of the shares (a Principal Shareholder) and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates or associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
(2) the issuance of any securities of the Fund to any Principal Shareholder (other than the Manager, Investment Adviser, Distributor or their affiliates) for cash; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchange in any series of similar transactions within a twelve-month period); or (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). The provisions of the Fund's Declaration of Trust containing these anti-takeover provisions cannot be amended without the affirmative vote of two-thirds of the outstanding voting shares of each class, with each class voting separately, provided, that if the amendment is approved by the Trustees, including a majority of the disinterested Trustees, the amendment requires only the affirmative vote of a majority of the outstanding voting shares of the Fund, voting together.

A Trustee may be removed from office without cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Fund's shares.

Conversion of the Fund from a "closed-end company" to an "open-end company" under the 1940 Act generally will require the vote of the holders of two-thirds of the shares outstanding. If such conversion is unanimously recommended by the Trustees, however, then approval by a majority of the Fund's outstanding voting securities as defined in the Investment Company Act will be sufficient to authorize conversion.

Such votes by the holders of the Fund's shares will be in addition to any other vote required by law or pursuant to the terms of any preferred shares of the Fund that may be issued and outstanding.

The Board of Trustees has determined that the voting requirements described above, which, in some cases, are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

LEGAL MATTERS

The validity of the shares offered hereby will be passed on for the Fund by Swidler Berlin Shereff Friedman, LLP, New York, New York, counsel to the Fund.

REGISTRATION STATEMENT

The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, relating to the shares offered hereby. For further information with respect to the Fund and its shares, reference is made to such Registration Statement and the exhibits filed with it.

SHAREHOLDER REPORTS

     The Fund issues reports to its shareholders semi-annually that include financial information.

FINANCIAL STATEMENTS

          The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to [Prudential Mutual Fund Services, LLC, P.O. Box 15005, New Brunswick, NJ 08906-5005, toll free (800) 225-1852].

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional Information about Investments and Investment Techniques .....    B-1
Fundamental Policies ...................................................    B-40
Management of the Fund .................................................    B-42
Control Persons and Principal Holders of Securities ....................    B-44
Investment Advisory and Other Services .................................    B-44
Brokerage Allocation and Other Practices ...............................    B-51
Capital Shares, Other Securities and Organization ......................    B-53
Purchase, Tender and Pricing of Fund Shares ............................    B-53
Shareholder Investment Account .........................................    B-60
Net Asset Value ........................................................    B-66
Taxes, Dividends and Distributions .....................................    B-67
Performance Information ................................................    B-71
Financial Statements ...................................................    B-72
Report of Independent Accountants ......................................    ___
Appendix I Historical Performance Data .................................    B-73
Appendix II General Investment Information .............................    B-77
Appendix III Industry Classifications ..................................    B-78

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are to be considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

 .    Leading market positions in well-established industries.
 .    High rates of return on funds employed.
 .    Conservative capitalization structure with moderate reliance on debt and ample asset protection.
 .    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 .    Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S RATINGS GROUP

Bond Ratings

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics, BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

Long-Term Debt and Preferred Stock Ratings

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
Appendix A

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B: Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-."

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, or with unfavorable company developments.

Short-Term Debt Ratings

     Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free. U.S. Treasury short-term obligations.

     Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-: High certainty of timely payment, Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2: Good certainty of timely payment. Liquidity factors and Company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                               [BACK COVER PAGE]

PRUDENTIAL FLOATING RATE INCOME FUND
Gateway Center Three
100 Mulberry Street

Manager                                     Transfer Agent

Prudential Investments Fund Management LLC  Prudential Mutual Fund Services LLC
Gateway Center Three                        P.O. Box 15005
100 Mulberry Street                         New Brunswick, NJ 08906
Newark, NJ  07102-4077

Investment Adviser                          Independent Accountants

The Prudential Investment Corporation       PricewaterhouseCoopers LLP
Prudential Plaza                            1177 Avenue of the Americas
751 Broad Street                            New York, NY 10036
Newark, NJ 07102-3777

Distributor                                 Legal Counsel

Prudential Investment Management Services   Swidler Berlin Shereff Friedman, LLP
 LLC                                        The Chrysler Building
Gateway Center Three                        405 Lexington Avenue
100 Mulberry Street                         New York, NY 10174
Newark, NJ  07102-4077

Custodian

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Manager. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemental accordingly.

                                   PROSPECTUS
                                  [ ] [ ], 2000


MF_____________

                     PRUDENTIAL  FLOATING RATE INCOME FUND

                      Statement of Additional Information
                            dated ___________, 2000

     Prudential Floating Rate Income Fund (the Fund) is a closed-end, non-diversified, management investment company that is continuously offered. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in floating and adjustable rate loans made to U.S. and foreign corporations and other borrowers that have a senior right to payment (Senior Loans) that may be secured by common or preferred stock in the borrower, its subsidiaries or affiliates, guarantees or other credit support by affiliates of the borrower, or specific assets of the borrower. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in Senior Loans. The Fund may act as one of the group of original lenders originating a Senior Loan or may buy pieces of those loans. The Fund may invest up to 35% of its total assets in other securities, including warrants, equity securities and junior debt securities that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, high quality short-term debt securities, unsecured loans, hybrid and synthetic loans, collateralized loan obligations, high-yield and other debt securities. The Fund may also use various investment strategies that involve derivatives. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated ___________, 2000, a copy of which may be obtained from the Fund upon request. This Statement of Additional Information incorporates by reference the entire Prospectus.

                               TABLE OF CONTENTS

                                                                           Page

Additional Information about Investments and Investment Techniques .....    B-1
Fundamental Policies ...................................................    B-40
Management of the Fund .................................................    B-42
Control Persons and Principal Holders of Securities ....................    B-44
Investment Advisory and Other Services .................................    B-44
Brokerage Allocation and Other Practices ...............................    B-51
Capital Shares, Other Securities and Organization ......................    B-53
Purchase, Tender and Pricing of Fund Shares ............................    B-53
Shareholder Investment Account .........................................    B-60
Net Asset Value ........................................................    B-66
Taxes, Dividends and Distributions .....................................    B-67
Performance Information ................................................    B-71
Financial Statements ...................................................    B-72
Report of Independent Accountants ......................................    ___
Appendix I Historical Performance Data .................................    B-73
Appendix II General Investment Information .............................    B-77
Appendix III Industry Classifications ..................................    B-79

--------------------------------------------------------------------------------
[MF____]

       ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below. The composition of the Fund's portfolio and the techniques and strategies that the Investment Adviser may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

ADDITIONAL INFORMATION ON SENIOR LOANS

Generally

     Senior Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans generally hold the most senior position in a borrower's capital structure. Borrowers generally pay the holders of Senior Loans before they pay the holders of unsecured bank loans, corporate bonds or subordinated debt, trade creditors, and preferred or common stockholders. Lenders obtain priority liens that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral, if any, if the borrower becomes insolvent. That right is subject to the limitations of bankruptcy law, which may provide higher priority to certain other claims such as, for example, employee salaries, employee pensions and taxes.

     Senior Loans typically are arranged through private negotiations between a borrower and one or more financial institutions (lenders). Usually the lenders are represented by an agent, which usually is one of the lenders.

     Senior Loans have contractual terms designed to protect lenders. Loan agreements often include affirmative covenants that obligate the borrower to perform certain activities and negative covenants that limit the activities of the borrower. An affirmative covenant is a promise by the borrower to take certain actions that are designed to protect the rights of lenders. A negative covenant is a promise by the borrower to not take certain actions that might impair the rights of lenders. An affirmative covenant will require the timely payment of interest and principal and may include mandatory prepayment provisions arising from free cash flow. The free cash flow is be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A negative covenant will contain restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt.

     A breach of a covenant (after giving effect to any cure period) in a loan agreement that is not waived by the agent and the lending syndicate normally is an event of acceleration. This means that the agent has the right to demand immediate repayment in full of the outstanding loan. Acceleration may cause the non-payment of the principal or interest on the loan, in whole or in part, which may result in a reduction in value of the loan (and possibly the Fund's net asset values) if the loan is not paid.

     Lenders typically also have certain voting and consent rights under a Senior Loan agreement. Action subject to a lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of a Senior Loan, and the Fund might not agree with the actions of the holders of that specified percentage of a particular Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral for the Senior Loan, frequently require the unanimous vote or consent of all lenders affected.

     With respect to certain Senior Loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Agents

     Agents that arrange Senior Loans typically are commercial or investment banks or other entities that originate Senior Loans and invite other parties to join the lending syndicate. In larger transactions, it is common to have several agents. However, usually only one agent has primary responsibility for
documentation and administration of the Senior Loan.   The Fund may serve as the
agent or co-agent for a Senior Loan. Agents, acting on behalf of the lenders, generally are primarily responsible for negotiating the loan agreement, which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders.

     Agents usually monitor the adequacy of assets that collateralize Senior Loans. Agents are required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. Agents may rely on independent appraisals of specific collateral. In reliance upon the opinions of their legal counsel, agents generally are also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing Senior Loans.

     The Fund will normally rely on agents to collect and distribute payments of principal and interest on a Senior Loan. The Fund also will rely in part on agents to monitor compliance by the borrower with the covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition. Furthermore, agents are generally obligated to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition, declarations of insolvency or other material breach by a borrower of a restrictive covenant in the loan agreement. At times the Fund may also negotiate with the agents regarding the agents' exercise of credit remedies under a Senior Loan. Agents are normally compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

     The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

     Financial difficulties of agents can pose a risk to the Fund. If an agent for a particular Senior Loan becomes insolvent, the Fund could incur losses in connection with its investment in that Senior Loan. An agent could declare bankruptcy, and a regulatory authority could appoint a receiver or conservator. Should this occur, the assets that the agent holds under the Senior Loan should continue to be available to the holders of the Senior Loans, including the Fund. A regulator or a court, however, might determine that the assets that the agent holds for the benefit of the Fund are subject to the claims of the agent's general or secured creditors. If that occurs, the Fund might incur costs and delays in realizing final payment on a Senior Loan, or the Fund might suffer a loss of principal or interest. The Fund may be subject to similar risks when it buys a Participation Interest or an Assignment from an intermediary.

Collateral

     Senior Loans are frequently secured by common or preferred stock in the borrower, its subsidiaries and affiliates, as well guarantees or other credit support by affiliates of the borrower. In some cases, there may be additional collateral including one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Adviser, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. The agent is generally responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral in the event of the borrower's default. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

     The Fund may also invest in Senior Loans not secured by any collateral. The Fund may invest up to 35% of its total assets in Senior Loans that are not secured by collateral. Unsecured senior loans involve additional risk.

Interest Rate Benchmarks

     Interest rates on Senior Loans adjust periodically. The interest rates adjust based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (LIBOR), the Federal Reserve federal funds rate, the Prime Rate or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). The interest rate on Prime Rate-based corporate loans and corporate debt securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically between 30 days and one year.

     LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The market
views changes in short-term LIBOR rates as closely    related to changes in the
Federal Reserve federal funds rate, although the two are not officially related. The Federal Reserve federal funds rate is the rate that the Federal Reserve Bank charges member banks for borrowing money. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD rate, as provided for in loan agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

     Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. [The Fund does not anticipate that it will invest more that 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually.] The Fund also will attempt to maintain a dollar-weighted average time period to the next interest rate adjustment of 90 days or less for its portfolio of Senior Loans, although the period may exceed 90 days.

     Senior Loans are generally structured so that borrowers pay higher margins when they elect LIBOR and CD-based borrower options. This permits lenders to obtain generally consistent yields on Senior Loans, regardless of whether borrowers select the LIBOR or CD-based options, or the Prime-based option. In recent years, however, the differential between the lower LIBOR and CD base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point that the higher margins paid by borrowers for LIBOR and CD-based pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR and CD base rates. Consequently, borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. If this trend continues, it will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. The Adviser cannot predict whether this trend will continue.

Term of Loans

     Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any Repurchase Offers or to adjust the Fund's portfolio in accordance with the Adviser's view of current or expected economic or specific industry or borrower conditions.

     Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the Fund.

     Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Loan Fees

     The Fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, modification fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Modification fees are paid to lenders in connection with a borrower's request to modify loan documents in connection with changes in the borrower's business. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The borrower will normally be required to pay prepayment penalties when the borrower prepays a Senior Loan. The amount of fees is negotiated at the time of transaction.

     The Fund receives these fees directly from the borrower if the Fund is an original Lender or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment (as defined below). Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation Interest (as defined below), depends on negotiations between the Fund and the lender selling the interests.

     When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the lender selling the Assignment. Occasionally, the assignor pays a fee to the assignee. In addition, the Fund may be required to pay a transfer fee to the agent. The seller of a Participation Interest to the Fund may deduct a portion of the interest and any fees payable to the Fund, as an administrative fee. The Fund may be required to pass along to a buyer of a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

     If the Fund sells a Participation Interest, the Fund may be required to pay a transfer fee to the lender that holds the nominal interest in the Senior Loan.

The Investment Adviser's Credit Analysis of Senior Loans

     The Investment Adviser performs its own credit analysis of Senior Loans. The Investment Adviser obtains information from the agents that originate or administer the loans, other lenders and other sources. The Investment Adviser will continue to analyze the credit of Senior Loans while the Fund owns the Senior Loans.

     In its analysis, the Investment Adviser may consider many factors, including the borrower's past and future projected financial performance; the quality of management; collateral; cash flow; industry; position in the market; and tangible assets. When evaluating Senior Loans, the Investment Adviser may utilize analyses performed by agents and other lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans.

     A borrower's capital structure may include Senior Loans, senior and junior unsubordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on the borrower's assets, while common stock has the lowest priority. When the Investment Adviser determines that a borrower of a Senior Loan is likely to repay its obligations, it will consider that Senior Loan for investment in the Fund. For example, the Investment Adviser may determine that a borrower can meet debt service requirements from cash flow or other sources, including the sale of assets, despite the borrower's low credit rating. The Investment Adviser may determine that Senior Loans of borrowers that are experiencing financial distress, but that appear able to pay their interest, may present investment opportunities.

Types of Senior Loans

     The Fund may invest in Senior Loans in one or more of three ways: (i) the Fund may invest directly in a Senior Loans by acting as an original lender; (ii) the Fund may purchase a Senior Loan by an assignment of the loan (an "Assignment") from the agent or other lender; and (iii) the Fund may purchase a
participation interest in a Senior Loan     ("Participation Interest") from an
agent or other lender.

     Direct Investments. The Fund can invest directly in Senior Loans, generally "at par" (a price for the Senior Loan equal approximately to 100% of the funded principal amount of the loan). When the Fund directly invests in a Senior Loan, it may receive a return at the full interest rate for the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower and will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Fund looks to the agent to enforce appropriate remedies against the borrower.

     Assignments. When the Fund purchases a Senior Loan by Assignment, the Fund typically succeeds to the rights of the assigning lender under the Senior Loan agreement and becomes a "lender" under the Senior Loan agreement. Subject to the terms of the loan agreement, the Fund may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off.

     However, Assignments are arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may be more limited than those held by the assigning lender. The Fund will purchase an Assignment or act as lender with respect to a syndicated Senior Loan only when the Investment Adviser determines that the agent is creditworthy.

     Participation Interests. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Holders of Participation Interests are referred to as "Participants."

     Participation Interests involve special risks for the Fund. Participation Interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

     The Fund's rights under a Participation Interest with respect to a particular Senior Loan may be more limited than the rights of original lenders or of investors who acquire an Assignment of that Loan. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation Interest and only when the lender receives the payments from the borrower. In purchasing Participation Interests, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the related loan agreement, nor will the Fund generally have the right to object to certain changes to the loan agreement agreed to by the selling institution. The Fund generally will have no right to compel the lender from whom it purchased the Participation Interest to enforce compliance by the borrower with the terms of the Senior Loan agreement.

     In buying a Participation Interest, the Fund might not directly benefit from the collateral supporting the related Senior Loan and may be subject to any rights of set off the borrower has against the selling institution. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original Lender.

     Due to restrictions and conditions on transfer in loan agreements and in the participation agreement negotiated by the Fund and the selling institution, Participation Interests are not as easily purchased or sold as a publicly traded security. Accordingly, investments in participation interests may be illiquid.

     In buying a Participation Interest, the Fund assumes the credit risk of both the borrower and the lender selling the Participation Interest. If a lender that sells the Fund a Participation Interest becomes insolvent, the Fund may be treated as a general creditor of the lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the lender selling the participation. The Fund will acquire a Participation Interest only if the Investment Adviser determines that the lender (or other intermediary Participant) selling the Participation Interest is creditworthy.

Financially and Operationally Troubled Issuers

The Fund may invest in Senior Loans of financially troubled or bankrupt companies (financially troubled issuers) and in Senior Loans of companies that in the view of the Investment Adviser are currently undervalued, out of favor or price depressed relative to their long term potential for growth and income (operationally troubled issuers) (collectively distressed securities). In addition to the risks discussed in this section, many of the risks applicable to high-yield securities, which are described below under "Other Investments - High-Yield Securities," apply to Senior Loans issued by borrowers whose debt obligations are below grade.

     The Investment Adviser maintains a credit unit which the Fund's portfolio managers may consult in managing the Fund's portfolio and in researching financially troubled and operationally troubled issuers. The Fund's portfolio managers review on an ongoing basis financially troubled and operationally troubled issuers, including prospective purchases and portfolio holdings of the Fund. They have broad access to research and financial reports, data retrieval services and industry analysts.

     The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Fund's Investment Adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the Investment Adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Fund to the litigation risks described below. However, the Fund does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day to day management of any issuer's affairs.

       Risks of Financially and Operationally Troubled Issuers. Investment in Senior Loans of financially and operationally troubled issuers involves a high degree of credit and market risk. There is a possibility that the Fund may incur substantial or total losses on its investments. During an economic downturn or recession, financially troubled issuers are more likely to default on their debt obligations than other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

     Investment in Senior Loans of financially and operationally troubled issuers is a long term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Because (unlike the

Fund) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Fund may be at a disadvantage to the extent that the Fund's interests differ from the interests of these other investors.

     Bankruptcy and Other Proceedings - Litigation Risks. When a borrower seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the borrower prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a borrower's collateral may be wasted without the borrower being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debts, unless relief from the automatic stay is granted by the court.

     Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interests is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

     Moreover, debt may be allowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a borrower filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a borrower prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the borrowers's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

     While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances results in actions brought by other creditors of the borrower, shareholders of the borrower or even the borrower itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the borrower, the Fund may be subject litigation costs, which will reduce return. In addition, may be prevented from disposing of securities issued by the debtor due to the Fund's possession of material, non-public information concerning the debtor.

Foreign Issuers' Senior Loans

     The Fund may invest up to 20% of its total assets in Senior Loans made to foreign borrowers, including corporate issuers [and foreign government issuers]. These Senior Loans must, however, be U.S. dollar-denominated and be obligated to pay principal and interest in U.S. dollars. [non-Senior Loan foreign securities?] See "Risk Factors and Special Considerations of Investing in Foreign Securities" below. ["Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Governmental Entities) denominated in U.S. dollars. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental entities issuers include, among others, the provinces of Canada. Foreign Government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities and Brady Bonds, which are long-term bonds issued by Governmental Entities in developing countries as part of a restructuring of their commercial bank loans.]

     Risk Factors and Special Considerations of Investing in Foreign Securities. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the effect of foreign currency fluctuations on the financial condition of the borrower. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers are generally subject to different accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers (which in some cases may be less rigorous that those in the U.S.). There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

     [Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign debt securities may be greater with respect to investments in developing countries.]

     Additional costs could be incurred in connection with the fund's international investment activities. Foreign transaction costs are generally higher than in the United States. Increased custodian costs as well as administrative difficulties (such as the perfection of security interests in the collateral of foreign issuers and the applicability of foreign laws to foreign custodians in various circumstances) may be associated with Senior Loans of borrowers in foreign jurisdictions.

     Euro. Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each members state's currency. Beginning January 1, 2002, the euro is expected to become the sole currency of the member states. The conversion may impact the securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting.

     The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and changes in the behavior of investors and issuers, which may affect the Fund's investments and its net asset value. The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.


OTHER INVESTMENT POLICIES

     The Fund may invest up to 35% of its total assets in other securities, including warrants, equity securities and junior debt securities that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, high quality short-term debt securities, unsecured loans, hybrid and synthetic loans, collateralized loan obligations, high-yield and other debt securities.

Debt Securities Generally

     The Fund may invest in investment-grade debt securities. The term investment-grade refers to bonds and other debt obligations, rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities that are of equivalent quality in the opinion of the Investment Adviser, for example, U.S. Government securities and certain foreign government securities. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment-grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated Ba and below by Moody's or BB and below by S&P are considered speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher grade bonds. See the "Description of Security Ratings" in the Appendix. [move Appendix to the SAI?]

      The Fund is permitted to invest in lower quality bonds [provided that such securities have a rating of no lower than CCC as determined by at least one NRSRO or, if unrated, are deemed by the Investment Adviser to be of comparable quality]. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may be in default or there may be present elements of danger with respect to repayment of principal or interest. Lower rated debt securities, as well as debt securities with longer maturities, typically provide a higher return and are subject to a greater risk of loss of principal and price volatility than higher rated securities and securities with shorter maturities. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)" below.

     Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio.

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the values of bonds held by the Fund will change, causing an increase or decrease in the net asset value of the Fund. Longer- term bonds are generally more sensitive to changes in interest rates than shorter-term bonds. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. The Investment Adviser will actively manage the Fund's portfolio maturity according to its interest rate outlook and will engage in various techniques to monitor the Fund's exposure to interest rate risk, including hedging transactions and interest rate swaps. See "Risks of Hedging and Return Enhancement Strategies" below.

       Risk Factors Relating to Investing in Debt Securities Rated below
Investment- Grade (Junk Bonds).   Fixed-income securities are subject to the
risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. The Investment Adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

     The Investment Adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the Investment Adviser. The Investment Adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a
decreased return for investors.   Ratings of fixed-income securities represent
the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

     Risk Factors Relating to Interest Rates.   The Fund does not have
investment policies establishing specific maturity ranges for its investments, and they may be within any maturity range (short, medium or long) depending on the Investment Adviser's evaluation of investment opportunities available within the debt securities markets. The Investment Adviser expects that the Senior Loans the Fund will invest in will have maturities ranging from three to ten years. However, Senior Loans typically have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a Senior Loan may be considerably less than its stated maturity. The reinvestment by the Fund of the proceeds of prepaid Senior Loans could result in a reduction of income to the Fund in falling interest rate environments. Prepayment penalty fees that may be assessed in some cases may help offset the loss of income to the Fund in those cases.

     Since the interest rates on Senior Loans adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its Senior Loan investments and rising rates should tend to increase that income. The Fund may also use interest rate swaps and other derivative investments to try to shorten the average maturity of its portfolio of debt securities. Investments in floating rate obligations should also mitigate the fluctuations in the Fund's net asset values during periods of changing interest rates, compared to changes in values of longer-term fixed-rate debt securities. Changes in interest rates can nevertheless affect the value of the Fund's Senior Loans, especially if rates change sharply in a short period, because the resets of the interest rates on the underlying portfolio of Senior Loans occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of Senior Loans may help mitigate that risk.

     The Fund's other investments in debt securities that have fixed interest rates will be subject to the general effects of changes in interest rates, described above. For those investments, the Fund may shift its focus to securities having longer maturities as interest rates decline and to securities having shorter maturities as interest rates rise.

[Brady Bonds

     The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

      Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated, and the Fund will invest in only those Brady Bonds that are dollar-denominated) and they are
actively traded in the over-the-counter secondary market.   Dollar-denominated,
collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at that time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.]


[U.S. Government Securities

The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. U.S. Government securities include zero coupon securities. See "Mortgage-Related Securities" and "Corporate and Other Debt Obligations" below.

     U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities Issued or Guaranteed by U.S. Government Agencies And Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     Stripped U.S. Government Securities. The Fund may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

     Fixed-income U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Fund.

     At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distribution. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Risks of Options Transactions."]

[Stripped Mortgage-Backed Securities

     The Fund may also invest in mortgage- backed security strips (MBS strips)
(1) issued by the U.S. Government or its agencies or instrumentalities or (2) issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing (derivative multiclass mortgage securities). MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.]


Zero Coupon Bonds, Deferred Payment and Pay-in-Kind Securities

     The Fund may invest in corporate and other debt obligations of domestic and foreign issuers including zero coupon bonds, deferred payment and pay-in-kind
(PIK) securities. Zero coupon bonds do not pay current interest but are purchased at a discount from their face values.

The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon securities include both corporate and U.S. and foreign government securities.

     Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Certain debt securities are subject to call provisions. Zero coupon, deferred payment and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods.

Adjustable Rate Securities

The Fund is permitted to invest in adjustable rate or floating rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon rate reset to market rates.


Asset-Backed Securities

     The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages, have been securitized in pass-through structures. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Unlike mortgage- backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In may instances, asset-backed securities are over- collateralized to ensure the relative stability of their credit-quality.

      Risk Factors Relating to Investing in Asset-Backed Securities. Asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The Investment Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     These securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The maturity extension risk may effectively change a security which was considered short-or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

     Asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Convertible Securities

     The Fund may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into common stock. A convertible security is generally a corporate bond (or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. A warrant entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

     Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may from time to time hold common stock received upon the conversion of a convertible security. The Fund does not intend to retain the common stock in its portfolio and will sell it as soon as reasonably practicable. Convertible securities also include preferred stock. The Fund has no fixed percentage limitations on its investment in convertible
securities except as otherwise stated herein.    In general, the market value of
a convertible security is at least the higher of its investment value (that is, its value as a fixed-income security) or its conversion value (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Reverse Repurchase Agreements [and Dollar Rolls]

     Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     [The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchases (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.]

     The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a termination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Whenever the Fund enters into a reverse repurchase or dollar roll transaction, it will maintain an offsetting cash equivalent security position which matures on or before the forward settlement date of the transaction.

Repurchase Agreements

     The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Investment Adviser. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The Fund's Investment Adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


When-issued and Delayed Delivery Securities

     From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when- issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

Real Estate

     The Fund may acquire real estate or invests therein as a consequence of the Fund's ownership of securities. It is the policy of the Fund to liquidate real estate or interests therein promptly after acquiring such assets. It is unlikely that more than 5% of the Fund's total assets will ever be invested in real estate or interests therein.

Money Market Instruments

     The Fund may invest in money market instruments, including commercial paper of domestic and foreign companies, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and foreign government securities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Risk Management and Return Enhancement Strategies

     The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, interest rate swaps, futures contracts, and options on futures contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

          Interest Rate Swap [and Total Return] Transactions.    The Fund may
enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The Fund expects ro enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

     If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that may not be offset by a change in the interest rates or the price of the securities.

     In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if the Fund wished to invest in a Senior Loan, it could instead enter into a total return swap and receive the total return of the Senior Loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

     The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the Investment Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Investment Adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     [interest rate caps and floors disclosure to come]

     [Options on Securities. The Fund may purchase and write (that is, sell) put and call options to attempt to enhance return or to hedge the Fund's portfolio. The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indexes of prices thereof, other financial indexes and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options) including OTC options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the Investment Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Investment Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Investment Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the Investment Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the- money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchase. There is no guarantee that either a
closing purchase or a closing sale transaction can be effected.    Exchange-
traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund will approve a list of dealers with which the Fund may engage in OTC options.

     When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra- party, the Fund may be unable to liquidate an OTC option.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to cover OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund may write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). The Fund may also write straddles (that is, a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered cover for both the put and the call, and the Fund will also segregate or deposit cash or liquid assets equivalent to the amount, if any, by which the put is in-the-money.

     [Options on Securities Indices. The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When the Fund writes an option on a securities index, it will be required to deposit and mark-to- market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.]

     Futures Contracts.   A futures contract obligates the seller of a contract
to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. As a purchaser of a futures contract, the Fund incurs an obligation to acquire a specified amount of the obligations underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes and U.S. Government securities, including futures contracts or options linked to the LIBOR.

     The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Adviser anticipates that interest rates may rise and, concomitantly, that the price of the Fund's portfolio securities may fall, then the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

     The Fund will purchase or sell futures contracts also to attempt to enhance return. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When the Fund enters into a futures contract it is initially required to deposit, in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the
Exchanges.   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to- market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained for that purpose, of cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract.

       Options on Futures Contracts.   The Fund may purchase and sell call and
put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Fund may only write covered put and call options on futures contracts. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option and having an expiration date not earlier than the expiration date of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

     The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Adviser seeks to hedge.

Risks of Hedging and Return Enhancement Strategies.

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swaps, options and futures contracts and options on futures contracts include (1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of interest rate swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Adviser may still not result in a successful hedging transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

      If the Fund purchases a futures or interest rate swap contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures or interest rate swap contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting future contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the- money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

     In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund;
(b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures potions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Adviser.

     Risks of Options Transactions.   An exchange-traded option position may be
closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or clearinghouse, such as the Options Clearing Corporation (the OCC) to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

     In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial
institutions deemed creditworthy by the  Investment Adviser.    The hours of
trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

       Risks of Transactions in Options and Financial Futures.   Compared to the
purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

      There is no assurance that higher than anticipated trading activity or other unforseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

[Lending of Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate [25%] of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the Fund at any time without cause. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.]

Illiquid Securities

     Under the policies and procedures established by the Fund's Board of Trustees, the Investment Adviser determines the liquidity of certain of the Fund's investments. Because most Senior Loans are not actively traded in securities markets and are not listed on exchanges, most of the Fund's holdings may be deemed to be "illiquid."

     Since the Fund has fundamental policies requiring it to make periodic offers to repurchase a portion of its shares, the Investment Company Act imposes certain liquidity requirements on the Fund in connection with repurchases. That liquidity requirement extends from the time the Fund sends out a notice to shareholders of the offer of repurchase until the repurchase pricing date. During that period, a percentage of the Fund's assets equal to 100% of the repurchase offer amount must consist of (i) assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the assets and which can be sold at that price within the period between the repurchase request deadline and the repurchase payment deadline, or (ii) assets that mature by the next repurchase payment deadline.
If at any time the Fund does not meet those liquidity requirements in connection with repurchases, the Board of Trustees is required to cause the Fund to take appropriate action to assure compliance. That might include the requirement to sell securities or to terminate borrowings, which could cause losses or additional to the Fund on its investment or loan.

     Illiquid securities include repurchase agreements which have a maturity of longer than seven days, or other illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale either within or outside of the United States.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD) The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act and securities with contractual restrictions, commercial paper and municipal lease obligations that have a readily available market will not be deemed to be illiquid. The

Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the Investment Adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Adviser. In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid.

Portfolio Turnover

     "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. The Investment Adviser is not limited in the amount of portfolio trades (and there is no limitation on the portfolio turnover rate) it may conduct on behalf of the Fund and will sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for any other reasons the Investment Adviser deems appropriate. The Fund's portfolio turnover rate will fluctuate from year to year. [The Fund's portfolio turnover rate is not expected to exceed [100]%.]

     High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

Segregated Assets

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

                     FUNDAMENTAL POLICIES [to be reviewed]

     The following policies and restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

Fundamental Policies relating to Investment Restrictions
--------------------------------------------------------

The Fund may not:

     1. Invest more than 25% of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry; provided the Fund can invest up to 100% of its total assets in the securities of issuers in the financial services industries group, which under the Fund's current industry classification system includes the following industries: banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans and special purpose financial (the industries comprising the Fund's financial services industries group and the industry classifications may be changed by the Fund without shareholder approval). As used in this investment restriction, the term "issuer" includes any borrower under a loan, an agent bank for a loan, and any intermediate participant in a loan interposed between the borrower and the Fund. This restriction does not apply to securities issued or guaranteed by the United Sates Government or its agencies or instrumentalities.

     2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with derivative, hedging or similar transactions is not considered the purchase of a security on margin.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. [consider borrowing for investment.] The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Act as underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter (i) under certain federal securities laws in connection with the disposition of portfolio securities, or (ii) in connection with the sale of, granting interests in, acting as agent or co- agent in connection with, or any other similar activity in connection with, Senior Loans.

     5.   Purchase or sell real estate or interests in real estate, except that
          (i) the Fund may purchase and sell securities which are secured by real estate or interests in real estate, securities of companies which invest or deal in real estate or interests in real estate, and securities of real estate investment trusts, and (ii) purchase and sell real estate and interests in real estate acquired as a result of the Fund's ownership of portfolio securities.

     6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell (i) derivative, hedging and similar instruments, and (ii) commodities and commodities contracts acquired as a result of the Fund's ownership of portfolio securities.

     7. Make loans, except (i) that the Fund can invest (directly, through participations, assignments or similar transactions) in loans in accordance with its investment objective and policies, (ii) through the purchase of debt obligations, bank debt, trade claims, repurchase agreements and similar transactions, (iii) loans of portfolio securities and (iv) as otherwise permitted by exemptive order of the Securities and Exchange Commission.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     For purposes of the Fund's fundamental investment policy not to invest more than 25% of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry, the Fund has adopted the industry classifications set forth in Appendix III to this Statement of Additional Information. The industry classifications set forth in Appendix III are not a fundamental policy of the Fund, and therefore they can be amended by the Fund without shareholder approval.

Fundamental Policies relating to Repurchase Offers
--------------------------------------------------

     1. The Fund will make periodic offers to repurchase a percentage of the Fund's outstanding shares (Repurchase Offers), pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (1940 Act), as such Rule may be amended from time to time.

     2. The Fund will make Repurchase Offers at periodic intervals of three months between Repurchase Request Deadlines (as defined below). Such Repurchase Request Deadlines are anticipated to be on a business day [(typically the last business day)] in the months of January, April, July and October to be determined by the Board of Trustees.

     3. The Pricing Date (as defined below) will be no later than 14 calendar days after each Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day).

                             MANAGEMENT OF THE FUND
                            -----------------------

                                                  Principal Occupations
 Name and Address** (Age)   Position with Fund     During Past 5 Years
--------------------------  ------------------  --------------------------

                                                [To be filed by amendment]


__________________________
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.
** Management, LLC, Gateway Center Three, Newark, New Jersey 07102-4077. Unless otherwise indicated, the address of the Trustees and Officers is c/o Prudential Investment Fund

     Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

     The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Investment Advisory and Other Services Manager and Investment Adviser" and " Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all

Trustees of the Fund who are affiliated persons of Prudential Investments Fund Management LLC (PIFM or the Manager).

     The Fund pays each of its Trustees who is not an affiliated person of PIFM or The Prudential Investment Corporation (PIC or the Adviser) annual compensation of $_____, in addition to certain out of pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustee will be asked to serve.

     Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90 day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an Commission exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

     The following table sets forth the aggregate compensation estimated that will be paid by the Fund for the fiscal year ending September 30, 2001 to the Trustees who are not affiliated with the Manager and the aggregate compensation estimated that will be paid to such Trustees for service on the boards of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE

                                      Pension or                            Total
                                     Retirement                         Compensation
                       Estimated      Benefits          Estimate          From Fund and
                      Aggregate      Accrued As Part    Annual          Fund Complex
                     Compensation      of Fund         Benefits Upon       Paid To
Name and Position     From Fund       Expenses          Retirement         Trustees
-----------------     ---------       --------          ----------         --------




___________________________
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Directors under the fund's deferred compensation plans.
+ [____________], who are each current or former interested Trustees, do not receive compensation from the Fund or any fund in the Prudential mutual fund family.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of [_____], 2000, the directors and officers of the Fund, as a group, owned less than 1% of each Class of the outstanding common stock of the Fund.

     As of [______], 2000, [__________________] was the sole record holder of each class of shares of the Fund, and owned: [______] Class B shares and [_______] Class C shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser
------------------------------

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in the Prospectus. As of ______________, 2000, PIFM managed and/or administered open end and closed-end management investment companies with assets of approximately $[___] billion. [According to the Investment Company Institute, as of December 31, 1999, the Prudential Mutual Funds were the [18th] largest family of mutual funds in the United States.]

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of Prudential, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets.
In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by [State Street Bank and Trust Company,] the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Adviser;

     (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to PIC pursuant to the Subadvisory Agreement between PIFM and the Adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's Adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     PIFM has entered into the Subadvisory Agreement with PIC, an indirect, wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. [Investment advisory services are provided to the Fund by a business group at the Subadviser, known as Prudential Investments.]

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Adviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

[SECTOR TEAMS DISCLOSURE?]

Code of Ethics

     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Principal Underwriter, Distributor and Distribution and Service Plan
--------------------------------------------------------------------

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 acts as the principal underwriter and distributor of the shares of the Fund and acts as agent of the Fund in the continuous offering of the Fund's shares. PIMS is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund that complies with Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Class Z shares under a Distribution Agreement. None of these expenses of distribution incurred by the Distributor are reimbursed by or paid for by the Fund. See "How the Fund is Managed -- Distributor," in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Class A Plan. Under the Class A Plan, the Fund may pay the Distributor an annual service fee of .30 of 1% of the average daily net assets of the Class A shares. [For the first two months of the Fund's operation,] PIFM has agreed to voluntarily reduce the distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. This fee waiver may be extended, discontinued or changed by PIFM at any time and without notice.

     Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution related activities with respect to Class B and Class C shares at an annual rate of .65 of 1% and .75 of 1% of the average daily net assets of each of the Class B and

Class C shares. The Class B Plan provides for the payment to PIMS of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of .15 of 1% of the average daily net assets of Class B shares. The Class C Plan provides for the payment to PIMS of
(i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. PIMS also receives EWCs in connection with repurchases of Class B or Class C shares during the EWC period.

                 *          *          *          *          *

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Trustees) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies
---------------------

     [For the first two months of the Fund's operation,] PIFM has agreed to voluntarily reduce the management fees to .40 of 1% of the average daily net assets of each class, and the distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. The Fund is not required to reimburse PIFM for such fee waivers. These fee waivers may be extended, discontinued or changed by PIFM at any time and without notice, and PIFM may from time to time waive all or a portion of its management fee and reimburse all or a portion of the operating expenses of the Fund. Fee waivers and expense reimbursements will increase the Fund's total return. See "Fund Expenses" in the Prospectus and "Performance Information" below.

     NASD Maximum Sales Charge Rule. Pursuant to rules of the National Association of Securities Dealers, Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers [confirm]
-----------------------

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out of pocket expenses, including but not limited to postage stationary, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

[consider discussion re: Loan Pricing Corp.]

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Trustees from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Trustees.

     Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     Equity securities traded in the over the counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at

____________. As of ________, 2000, the Fund did not hold any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is a closed-end, non-diversified management investment company, organized in March, 2000 as a trust fund of the type commonly known as a Delaware business trust. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such
securities.   Currently, the Trust is divided into four classes, designated
Class A, Class B, Class C and Class Z. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different EWCs and distribution and/or service fees, which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (3) each class has a different exchange privilege. In accordance with the Fund's Declaration of Trust, the Board of Trustees may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     The Trustees are authorized to create new series and classes of shares.
The Trustees may reclassify unissued shares of the Fund into additional series
or classes of shares.   The Trustees also may divide or combine the shares of a
class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or pre-emptive or subscription rights. The Fund's shares do not have cumulative voting rights for the election of Trustees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

                  PURCHASE, TENDER AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined NAV per share. There is no sales charge at the time of purchase, but there may
be an Early Withdrawal Charge (EWC).   See "How to Buy, Tender and Exchange
Shares of the Fund -- How to Buy Shares" in the Prospectus.

     Each class of shares represents an interest in the same assets of the Fund and has the same rights, except that (1) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (3) each class has a different exchange privilege. See "Investment Advisory and Other Services Principal Underwriter, Distributor and Rule 12b-1 Plans," and "Shareholder Investment Account Exchange Privilege."

     Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank, Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential Floating Rate Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Floating Rate Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $[1,000].

[Issuance of Fund Shares for Securities
 --------------------------------------

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.]

Specimen Price Make up
----------------------

[To be provided by amendment]

Selecting a Purchase Alternative
--------------------------------

     If you qualify to purchase Class Z shares you should purchase Class Z shares because Class Z shares have no distribution related fees and are not subject to an EWC.

     If you do not qualify to purchase Class Z shares, but qualify to purchase Class A shares you should purchase Class A shares because Class A shares have lower distribution related fees than each of Class B or Class C shares and are not subject to an EWC.

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances if you do not qualify to purchase Class Z or Class A shares, and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 5 years and do not qualify for a waiver of the EWC, you should consider purchasing Class C shares because the maximum EWC plus cumulative annual distribution- related fees with respect to Class C shares is lower than those of Class B shares.

     If you intend to hold your investment for longer than 6 years, you should consider purchasing Class B shares. This is because the EWC for Class B shares held for more than five years is 0% and the annual distribution related fee on Class B shares would be less than those of Class C shares.

     If you qualify for a waiver of the EWC on Class B shares, it may be more advantageous for you to purchase Class B shares over Class C shares regardless of how long you intend to hold your investment.

Tender of Shares
----------------

     If you hold shares of the Fund through Prudential Securities, you must tender your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     [If you hold shares in non-certificate form, a written request for tender signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the tender request to be processed.] If tender is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning tenders should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

     Signature Guarantee. If the proceeds of the tender (1) exceed $50,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the repurchase request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. [In the case of tenders from a PruArray Plan, if the proceeds of the tender are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.]

     The repurchase price will be the NAV per share determined not more than 14 days following the Repurchase Request Deadline (Pricing Date), less any applicable EWC, except as indicated below. The Fund will send you a check within seven days after the Pricing Date, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings; (2) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Code (which would cause the Fund to be taxed at the Fund level, in addition to any taxation to which shareholders are subject); (3) if the Repurchase Offer would result in a violation of asset coverage requirements; (4) if the Fund lists its shares on a national securities exchange, such as the New York Stock Exchange, or provides for share quotations on an inter-dealer quotation system, such as NASDAQ, during any period in which a market on which the Fund's shares are principally traded is closed, during any period in which trading on the market is restricted, or the repurchase would cause the shares to lose their trading status; (5) for any periods that the SEC permits by order for the protection of shareholders.

     Repurchases in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the repurchase price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular repurchase. If your shares are repurchased in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to repurchase shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90 day period for any one shareholder.

     [Involuntary Repurchase. In order to reduce expenses of the Fund, the Trustees may repurchase all of the shares of any shareholder, [other than a shareholder which is an IRA,] whose account has a net asset value of less than $500 due to a repurchase. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such repurchase. No EWC will be imposed on any such involuntary repurchase.

     90 day Repurchase Privilege. If you tender your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such Fund repurchase in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the Fund repurchase. Any EWC paid in connection with such Fund repurchase will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the EWC you previously paid. Thereafter, any Fund repurchase will be subject to the EWC applicable at the time of the tender. See "Early Withdrawal Charge" below. Exercise of the repurchase privilege may affect the federal tax treatment of the Fund repurchase.

Early Withdrawal Charges
------------------------

     Tenders of Class B shares will be subject to a an early withdrawal charge declining from 3% to zero over a six year period. Class C shares tendered within 18 months of purchase will be subject to a 1% CDSC. The EWC will be deducted from the repurchase proceeds and reduce the amount paid to you. The EWC will be imposed on any tender by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A EWC will be applied on the lesser of the original purchase price or the current value of the shares being tendered. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a EWC.
The amount of any EWC will be paid to and retained by the Distributor.

     For federal income tax purposes, the amount of the EWC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the repurchase of shares.

     The amount of the EWC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of tender of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The EWC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the EWC applicable to tenders of Class B shares:

                                                    Early Withdrawal Charge
                                                   as a Percentage of Dollars
                                                     Invested or Repurchase
 Year Since Purchase Payment Made                           Proceeds
 --------------------------------                           --------

First ................................................        3.0%

Second ...............................................        2.5%

Third ................................................        2.0%

Fourth ...............................................        1.5%

Fifth ................................................        1.0%

Sixth ................................................        0.5%

Seventh ..............................................       None



     In determining whether a EWC is applicable to a tender, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the tender is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distribution; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable EWC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable EWC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to tender $500 of your investment. Assuming at the time of the tender the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The EWC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 repurchase proceeds ($500 minus $260) would be charged at a rate of 2.5% (the applicable rate in the second year after purchase) for a total EWC of $6.00.

     Waiver of Early Withdrawal Charge -- Class B Shares. The EWC will be waived in the case of a repurchase following the death or disability of a shareholders or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial tenders of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     [The EWC will also be waived in the case of a total or partial tender in connection with certain distributions made without penalty under the Internal Revenue Code from an IRA. These distributions are:

     (a) in the case of an IRA (including a Roth IRA), a lump sum or other distribution after attaining age 59 1/2, or a periodic distribution based on life expectancy

     (b) to the extent that the proceeds from shares tendered are invested in Prudential mutual funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     In addition, the EWC will be waived on tenders of shares held by Trustees of the Fund.]

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of tender, that you are entitled to waiver of the EWC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

 Disability - An individual will be     A copy of the distribution form from
 considered disabled if he or she is    the custodial firm indicating (i) the
 unable to engage in any substantial    date of birth of the shareholder and
 gainful activity by reason of any      (ii) that the shareholder is over age
 medically determinable physical or     59 1/2 and is taking a normal
 mental impairment which can be         distribution signed by the
 expected to result in death or to be   shareholder.
 of long continued and indefinite
 duration.  A copy of the Social
 Security Administration award letter
 or a letter from a physician on the
 physician's letterhead stating that
 the shareholder (or, in the case of
 a trust, the grantor) is permanently
 disabled.  The letter must also
 indicate the date of disability.
 Distribution from an IRA

 Excess Contributions                   A letter from the shareholder
                                        indicating the amount of the excess
                                        and whether or not taxes have been
                                        paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

     You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of tender, that you are entitled to the reduced EWC. The reduced EWC will be granted subject to confirmation of your holdings.

Waiver of Early Withdrawal Charge - Class C Shares
--------------------------------------------------

     The CDSC will be waived to the extent that the proceeds from shares repurchased are invested in Prudential mutual funds, The Guaranteed Investment Account, The Guaranteed Maturated Separate Account or units of The Stable Value Fund.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. [If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate.] The Fund makes available to its shareholders the following privileges and plans.

     Automatic Reinvestment of Dividends and Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any EWC paid in connection with the amount of proceeds being reinvested.

     Exchange Privilege. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the repurchase of shares of the Fund in shares of the same class of certain Prudential mutual funds (an exchange)--including certain money market funds--if you satisfy the minimum investment requirements for the exchange. [Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund.] All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a tender and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares before the Repurchase Request Deadline between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     [If you hold certificates, the certificates, signed in the name(s) show on the face of the certificates, must be returned in order for the shares to be exchanged.]

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906 5010. [Your request must arrive [21] days before the Repurchase Request Deadline.]

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below.

No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

  Prudential California Municipal Fund
     (California Money Market Series)

  Prudential Government Securities Trust
     (Money Market Series)

     (U.S. Treasury Money Market Series)

  Prudential Municipal Series Fund
     (Connecticut Money Market Series)
     (Massachusetts Money Market Series)
     (New York Money Market Series)
     (New Jersey Money Market Series)

  Prudential MoneyMart Assets, Inc.

  Prudential Tax-Free Money Fund, Inc.

Class B And Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, a money market mutual fund. No EWC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any EWC at the time of exchange. Upon subsequent redemption from such money market fund or after reexchange into the Fund, such shares will be subject to the EWC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a EWC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the EWC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the EWC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the EWC holding period.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any EWC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any EWC.

Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

     [Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a EWC, held in such a shareholder's account will automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV [on a quarterly basis] unless the shareholder elects otherwise. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to an EWC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to an EWC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable EWC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.]

     [Participants in any fee based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and to the extent provided for in the program, Class Z shares required through participation in the program) will be exchanged for Class A shares at net asset value.]

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund including the Fund or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Tender and Exchange Shares of the Fund -- Frequent Trading" in the Prospectus.


Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four year college may average around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

Period of Monthly Investments:    $100,000  $150,000  $200,000  $250,000
--------------------------------  --------  --------  --------  --------
25 Years                          $    105  $    158  $    210  $    263

20 Years                               170       255       340       424

15 Years                               289       433       578       722

10 Years                               547       820     1,093     1,366

5 Years                              1,361     2,041     2,721     3,402

See "Automatic Investment Plan (AIP)" below.

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993 1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)
-------------------------------

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

[Individual Retirement Accounts
 ------------------------------

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn.
The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax deferred compounding/(1)/

Contributions Made Over:    Personal Savings    IRA
--------------------------  ----------------  --------
10 years ...................        $26,165    $31,291

15 years ...................         44,676     58,649

20 years ...................         68,109     98,846

25 years ...................         97,780    157,909

30 years ...................        135,346    244,692


(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.]

Mutual Fund Programs
--------------------

     From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, for example, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     The price an investor pays for each share is based on the share value. The Fund's share value known as the net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Trustees have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

     Under the Investment Company Act, the Board of Trustees is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over the counter market, including listed securities for which the primary market is believed to be over the counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over the counter market, including listed securities for which the primary market is believed to be over the counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange.
Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. [Senior Loan specific disclosure.]

     The Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 p.m., New York time.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This will relieve the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, permit net capital gains of the Fund (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long term capital losses) in each year.

     Any net capital gains distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum tax rate for ordinary income is 39.6%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. In certain cases where the Fund acquires a put or writes a call on securities or otherwise holds an offsetting position with respect to the securities, the Fund's holding period in such securities may be tolled. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, conversion transaction, constructive sale and straddle provisions of the Internal Revenue Code.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly based stock indices will be capital gain or loss and will be long term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain. Internal Revenue Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     Debt securities acquired by the Fund, such as zero coupon, pay in kind, deferred payment and distressed securities, may be subject to original issue discount and market discount rules. In any such case, as income accrues it will be treated as earned by the Fund and will be subject to the distribution requirements of the Internal Revenue Code described above. Because the accrued income may not be represented by cash, the Fund may have to dispose of other securities and use the proceeds to make the required distributions.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     Any gain or loss realized upon a sale or repurchase of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long term capital loss to the extent of any capital gains distributions received by the shareholder.

     Any loss realized on a sale, repurchase or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61 day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and tenders or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain early withdrawal charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution related fee applicable to the Class B and Class C shares. The per share capital gains distributions, if any, will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value.''

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends received deduction.

     If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to its shareholders any foreign income taxes paid.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

     Yield. The Fund may from time to time advertise its yield as calculated over a 30 day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield is computed by dividing the Fund's net investment income per share earned during this 30 day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                     [(a - b     )     ]
                          YIELD = 2  [(-----  + 1) 6 -1]
                                     [(cd        )     ]

Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

     The Board of Trustees of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

     Average Annual Total Return. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                               P (1 + T ) n = ERV

Where:    P =  a hypothetical initial payment of $1,000.
          T =  average annual total return.
          n =  number of years.
          ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return assumes reinvestment of all dividends and distributions, takes into account any applicable initial or early withdrawal sales charges but does not take into account any federal or state income taxes that may be payable upon repurchase.

     Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

Where:    P =  a hypothetical initial payment of $1,000.

          ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon repurchase or any applicable initial or early withdrawal sales charges.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

[ALL CHARTS TO COME]
______________________________

/(1)/ Source: Ibbotson Associates. Used with permission. All rights reserved.
     Common stock returns are based on the Standard and Poor's 500 Stock Index, a market weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                        [FINANCIAL STATEMENTS TO COME]

                      APPENDIX I HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long term performance of various asset classes and the rate of inflation.

     Each Investment Provides A Different Opportunity

[CHART]

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund. Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long term. Small stock returns for 1926 1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance. Long term government bond returns are measured using a constant one bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors
           ---------------------------------------------------------

                       '88     '89     '90    '91    '92    '93     '94    '95    '96    '97    '98
                       ----------------------------------------------------------------------------
U.S.                   7.0%   14.4%    8.5%  15.3%   7.2%  10.7%  (3.4)%  18.4%   2.7%   9.6%  10.0%
 Government
 Treasury Bonds/1/

---------------------------------------------------------------------------------------------------

U.S.
 Government            8.7%   15.4%   10.7%  15.7%   7.0%   6.8%  (1.6)%  16.8%   5.4%   9.5%   7.0%
 Securities/2/

---------------------------------------------------------------------------------------------------


U.S. Investment
 Grade                 9.2%   14.1%    7.1%  18.5%   8.7%  12.2%  (3.9)%  22.3%   3.3%  10.2%   8.6%
 Corporate
 Bonds/3/
---------------------------------------------------------------------------------------------------


U.S. High Yield
 Corporate            12.5%    0.8%  (9.6)%  46.2%  15.8%  17.1%  (1.0)%  19.2%  11.4%  12.8%   1.6%
 Bonds/4/
---------------------------------------------------------------------------------------------------


World
 Government            2.3%  (3.4)%   15.3%  16.2%   4.8%  15.1%    6.0%  19.6%   4.1%  (4.3%)  5.3%
 Bonds/5/
===================================================================================================


Difference            10.2%   18.8%   24.9%  30.9%  11.0%  10.3%    9.9%   5.5%   8.7%  17.1%   8.4%
 between highest
 and lowest
 return percent

/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ Lehman Brothers Mortgage Backed Securities Index is an unmanaged index that includes over 600 15and 30 year fixed rate mortgage backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed rate, nonconvertible investment grade bonds. All bonds are U.S. dollar denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1998. It does not represent the performance of any Prudential Mutual Fund.

[Insert Chart]

Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of 9/30/97. Morgan Source: Lipper, Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indices. Stanley country indices are unmanaged indices which include those stocks making up the largest two thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

     This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.

[Insert Chart]

Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

             Long U.S.  Treasury Bond Yield in Percent (1926 1998)

[Insert Chart]

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long term U.S. Treasury Bond from 1926 1998. Yields represent that of an annually renewed one bond portfolio with a remaining maturity of approximately 20 years.

This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                   APPENDIX II GENERAL INVESTMENT INFORMATION

Asset Allocation
----------------

     Asset allocation is a technique for reducing risk, providing balance.
Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification
---------------

     Diversification is a time honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration
--------

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing
-------------

     Market timing buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding
--------------------

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation
------------------

          Standard deviation is an absolute (non relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                   APPENDIX III

                            INDUSTRY CLASSIFICATIONS

Aerospace/Defense                  Food and Drug Retailers
Air Transportation             Gas Utilities
Asset-Backed                   Health Care/Drugs
Auto Parts and Equipment       Health Care/Supplies & Services
Automotive                     Homebuilders/Real Estate
Bank Holding Companies         Hotel/Gaming
Banks                          Industrial Services
Beverages                      Information Technology
Broadcasting                   Insurance
Broker-Dealers                 Leasing & Factoring
Building Materials             Leisure
Cable Television               Manufacturing
Chemicals                      Metals/Mining
Commercial Finance             Nondurable Household Goods
Communication Equipment        Office Equipment
Computer Hardware              Oil - Domestic
Computer Software              Oil - International
Conglomerates                  Paper
Consumer Finance               Photography
Consumer Services              Publishing
Containers                     Railroads
Convenience Stores             Restaurants
Department Stores              Savings & Loans
Diversified Financial          Shipping
Diversified Media              Special Purpose Financial
Drug Wholesalers               Specialty Printing
Durable Household Goods        Specialty Retailing
Education                      Steel
Electric Utilities             Telecommunications - Technology
Electrical Equipment           Telephone - Utility
Electronics                    Textile/Apparel
Energy Services & Producers    Tobacco
Entertainment/ Film            Trucks and Parts
Environmental                  Wireless Services
Food


 .    For purposes hereof:

     .    Each foreign national government is a separate "industry"
     .    Each utility service is a separate "industry"

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements:

               Included in Part A: [To be completed by amendment.] Included in Part B: [To be completed by amendment.]


     2.   Exhibits

          (a)  Agreement and Declaration of Trust dated ______ of Registrant.*

          (b)  By-Laws dated _______ of Registrant.*

          (c)  Not applicable.

          (d)  Instruments defining rights of shareholders.*

          (e)  Not applicable.

          (f)  Not applicable.

          (g) (1) Management Agreement between the Registrant and Prudential Investments Fund Management, LLC, dated ______, 2000.*

               (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, dated _____, 2000.*

          (h) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC, dated ______, 2000.*

               (2)  Form of Selected Dealer Agreement.*

          (i)  [Not applicable.]

          (j) Custodian Contract between the Registrant and [State Street Bank and Trust Company].*

          (k) (1) Transfer Agency and Service Agreement between the Registrant and [Prudential Mutual Fund Services LLC]*

               (2)  Service Plan for Class A shares.*

               (3)  Distribution and Service Plan for Class B shares.*

               (4)  Distribution and Service Plan for Class C shares.*

               (5)  Multiple Class Plan.*

               (6)  [Pricing Agreement.*]

          (l)  Opinion and Consent of Counsel.*

          (m)  Not applicable.

          (n)  Consent of Independent Accountants.*

          (o)  Not applicable.

          (p)  [Subscription Agreement for Initial Capital.]*

          (q)  Not applicable.

          (r)  (1)  Code of Ethics of Registrant.*

               (2) Code of Ethics of Prudential Investment Management Services LLC, Prudential Investments Fund Management LLC, and The Prudential Investment Corporation.*

---------
* To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

        [To be completed by amendment.]

ITEM 26. OTHER EXPENSES OF ISSUANCE AND  DISTRIBUTION

[To be completed by amendment.]

Registration Fees ..............................................   $
Federal Taxes ..................................................   $
State Taxes and Fees ...........................................   $

Trustees Fees ..................................................   $
Transfer Agents' Fees ..........................................   $
Cost of Printing and Engraving .................................   $
Rating Agency Fees .............................................   $
Legal Fees and Expenses ........................................   $
National Association of Securities Dealers, Inc. Fees ..........   $
Accounting Fees and Expenses ...................................   $
Blue Sky Fees ..................................................   $
Miscellaneous Expenses .........................................   $
   Total .......................................................   $


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

            [To be completed by amendment.]

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

[To be completed by amendment.]

Title of Class          Number of Record Holders as of _____/00

Class A Shares of Beneficial Interest
Class B Shares of Beneficial Interest
Class C Shares of Beneficial Interest
Class Z Shares of Beneficial Interest

ITEM 29. INDEMNIFICATION  [To be completed by amendment.]

            As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's Agreement and Declaration of Trust (Exhibit 2(a) to the Registration Statement) and Article XI of the Fund's By-Laws (Exhibit 2(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. [Section 3817 of Title 12 of the Delaware Code permits indemnification of trustees from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a business trust.] As permitted by Section 17(i) of the 1940 Act, pursuant to [Section 10] of the Distribution Agreement (Exhibit h(1) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

            The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

            [Section 9] of the Management Agreement (Exhibit (g)(1) to the Registration Statement) and [Section 4] of the Subadvisory Agreement (Exhibit
(g)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation
(PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

            The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

            [Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            Under its Declaration of Trust, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position of Section 17(h) advances will be limited in the following respect:

                    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

                    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

                    (3) Such promise must be secured by a surety bond or other suitable insurance; and

                    (4) Such surety bond or other insurance must be paid for by the recipient of such advance.]

 ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            (a) Prudential Investments Fund Management LLC (PIFM)

            See "How the Fund is Managed--Fund Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

            The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

            The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name and Address          Position with PIFM                       Principal Occupations
----------------          ------------------                       ---------------------
David R. Odenath, Jr.     Officer in Charge,                       Officer in Charge, President, Chief Executive Office and
                          President, Chief Executive               Chief Operating Officer, PIFM; Senior Vice President, The
                          Officer and Chief Operating Officer      Prudential Insurance Company of America (Prudential)

Robert F. Gunia           Executive Vice President and Chief       Executive Vice President and Chief Administrative Officer,
                          Administrative Officer                   PIFM; Vice President, Prudential; President, Prudential
                                                                   Investment Management Services LLC (PIMS)

William V. Healey         Executive Vice President,                Executive Vice President, Chief Legal Officer and
                          Chief Legal Officer and                  Secretary, PIFM; Vice President and Associate General
                          Secretary                                Counsel, Prudential; Senior Vice President, Chief Legal
                                                                   Officer and Secretary, PIMS

Brian W. Henderson        Executive Vice President                 Executive Vice President, PIFM; Senior Vice President and
                                                                   Chief Operating Officer, PIMS

Stephen Pelletier         Executive Vice President                 Executive Vice President, PIFM

Judy A. Rice              Executive Vice President                 Executive Vice President, PIFM

Lynn M. Waldvogel         Executive Vice President                 Executive Vice President, PIFM


            (b) The Prudential Investment Corporation (PIC)

            See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services-- Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

            The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.

Name and Address          Position with PIC                         Principal Occupations
----------------          -----------------                         ---------------------
Jeffrey Hiller            Chief Compliance Officer                  Chief Compliance Officer, Prudential Global Asset
                                                                    Management

John R. Strangfeld, Jr.   Chairman of the Board, President,         President of Prudential Global Asset Management Group of
                          Chief Executive Officer and Director      Prudential; Senior Vice President, Prudential; Chairman of
                                                                    the Board, President, Chief Executive Officer and Director,
                                                                    PIC

Bernard Winograd          Senior Vice President and Director        Chief Executive Officer, Prudential Real Estate Investors;
                                                                    Senior Vice President and Director, PIC


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of [State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171], The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-4077, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 32.  MANAGEMENT SERVICES

            Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 33. UNDERTAKINGS

            1.       Not applicable.

            2.       Not applicable.

            3.       Not applicable.

            4. (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                        (b) That, for the purpose of determining any liability
            under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

                        (c) To remove from registration by means of a
            post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            5.       Not applicable.

            6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of March, 2000.


                                  PRUDENTIAL FLOATING RATE INCOME FUND
                                  Registrant

                                  By: /s/ Deborah A. Docs
                                      ---------------------------------------
                                      Deborah A. Docs, President and Trustee

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

      Signature                               Title                             Date
      ---------                               -----                             ----
/s/ Deborah A. Docs                   President and Trustee                March 30, 2000
-------------------
   Deborah A. Docs

/s/ Marguerite E.H. Morrison          Secretary and Trustee                March 30, 2000
----------------------------
   Marguerite E.H. Morrison

/s/ Robert C. Rosselot                Treasurer and Principal              March 30, 2000
----------------------                Financial and Accounting
   Robert C. Rosselot                 Officer and Trustee
